NOTE RESTRUCTURING AGREEMENT

This Note Restructuring Agreement, dated as of December 31, 2008, is by and among Florida Gaming Corporation, a Delaware corporation ("FGC"), Florida Gaming Centers, Inc., a Florida corporation and a wholly owned subsidiary of FGC ("Centers"), and Isle of Capri Casinos, Inc., a Delaware corporation ("Isle").

WHEREAS, on October 29, 2004, Isle loaned to FGC the sum of $5,000,000 (the "Loan"), as evidenced by that certain Secured Promissory Note, dated October 29, 2004, made by FGC in favor of Isle (the "Note");

WHEREAS, in connection with the making of the Loan, the execution and delivery of the Note and certain other consideration, the parties to this Note Restructuring Agreement executed and delivered that certain Pledge Agreement, dated October 29, 2004 (the "Pledge Agreement"), providing among other things security for the repayment of the Loan as evidenced by the Note;

WHEREAS, in connection with the simulcast of horse races by Isle at its Pompano Park facility, FGC owes simulcast fees to Isle;

WHEREAS, the Note becomes fully due and payable on December 31, 2008, on which date Isle will be owed the aggregate amount of $5,000,000 plus interest; and

WHEREAS, the parties have agreed to restructure their arrangement as set forth below.

NOW THEREFORE, in consideration of the covenants and agreements made to one another as set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Partial Repayment of the Note. On the date hereof, FGC shall pay to Isle the amount of $2,000,000 plus accrued and unpaid interest, which $2,000,000 amount shall be applied as partial repayment of the outstanding principal amount of the Note.

2. Amended and Restated Secured Promissory Note. Following application of the partial repayment of the Note as described in Section 1 above, FGC owes to Isle the aggregate principal amount of $3,000,000. The parties have agreed that the terms and conditions of repayment regarding such amount shall be as set forth in the form of Amended and Restated Secured Promissory Note attached hereto as Exhibit A, providing for a maturity date of December 31, 2009, and adding as security for the repayment of the Note a first mortgage on certain real property owned by Centers. Accordingly, on the date hereof the parties are executing a delivering (A) an Amended and Restated Secured Promissory Note, in the form of Exhibit A attached hereto, which shall replace the Note, (B) an Amended and Restated Pledge Agreement, in the form of Exhibit B attached hereto, which shall replace the Pledge Agreement, and (C) all documentation necessary to confer upon Isle a first mortgage lien on certain real property owned by Centers.

3. Simulcast Fees. On the date hereof, FGC is paying to Isle's Pompano Park facility the amount of $456,375.64 (the "Simulcast Fee Payment"), in full settlement of simulcast fees owed to Pompano Park for all periods through December 16, 2008. Isle, on behalf of itself

and its Pompano Park facility, hereby acknowledges that upon payment in full of the Simulcast Fee Payment, FGC has fully discharged its obligation to make payments of simulcast fees for the period ending December 16, 2008.

4. Representations and Warranties. Each of the parties hereto represents and warrants to the other that this Agreement has been duly authorized and properly executed and delivered and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability. Each of FGC and Centers has delivered to Isle certified resolutions evidencing the authority granted by its respective board of directors to enter into the agreements and obligations set forth herein.

5. Exercise of Remedies. No failure or delay by Isle or by FGC or Centers in exercising any right, power or privilege under this Agreement or the agreements being entered into concurrently herewith shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or future exercise of any right, power or privilege under this Agreement or such other agreements. This Agreement may only be amended with the written consent of Isle, FGC and Centers.

6. Availability of Equitable Relief. In the event of any breach of any provision of this Agreement, the non-breaching party shall be entitled to equitable relief, including in the form of injunctions and orders for specific performance, in addition to all other remedies available to such party at law or in equity. It is understood and agreed that money damages would not be a sufficient remedy for any breach of this Agreement.

7. Governing Law; Binding Effect, Etc. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of Delaware. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be valid and effective under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement shall be binding upon each of the parties hereto and their respective successors and assigns. None of the parties shall assign its rights or duties hereunder without the prior written consent of the other parties hereto.

This Agreement may be executed in counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the date first written above.

ISLE OF CAPRI CASINOS, INC.

By:________________________

Title:_______________________

FLORIDA GAMING CORPORATION

By: X [signature], CEO

Title: Chairman & CEO.
W. Bennett Collett

FLORIDA GAMING CENTERS, INC.

By: [signature]

Title: C.O.O.
William B. Collett Jr.

<u>EXHIBIT A</u>

Form of Amended and Restated Secured Promissory Note

<u>EXHIBIT B</u>

Form of Amended and Restated Pledge Agreement

RECORD & RETURN TO:
Jennifer Bales Drake, Esq.
Becker & Poliakoff, P.A.
3111 Stirling Road
Ft. Lauderdale, FL 33312

MORTGAGE AND SECURITY AGREEMENT

THIS MORTGAGE AND SECURITY AGREEMENT is made as of this 31st day of December, 2008, between **FLORIDA GAMING CENTERS, INC., a Florida corporation** (referred to as "Borrower"), with a mailing address of 3500 N.W. 37th Avenue, Miami, Florida 33142, in favor of ISLE OF CAPRI CASINOS, INC. , (referred to as the "Lender"), with a mailing address of 600 Emerson Road, St. Louis, MO 63141.

WITNESSETH:

WHEREAS, that for and in consideration of the sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) (the "Loan") as evidence by that certain amended and restated secured promissory note executed by Borrower of even date herewith in favor of Lender (the "Note")(which Note has a maturity date of December 31, 2009 (the "Maturity Date"), and which may be prepaid in whole or in part on or prior to the Maturity Date without penalty), receipt of which is hereby acknowledged, the Borrower does hereby mortgage, sell, grant, assign, and convey unto the Borrower, its successors and assigns, all of the following described property situated and being in the County of St. Lucie, State of Florida:

SEE EXHIBIT "A"

and having a physical address of 1750 S. Kings Hwy, Ft. Pierce, Florida (the "Mortgaged Property").

TOGETHER with any and all buildings and structures (the "Building") and fixtures and improvements (the "Fixtures") now or hereafter owned by the Borrower and now or hereafter located at, affixed to, placed upon or used in connection with the Mortgaged Property or any present or future improvements thereon, including without limitation: fixtures, ducts, conduits and systems (whether detachable or not) for generating or distributing air, water, heat, air conditioning, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse, sewage or garbage, or for fire prevention or extinguishing; all elevators, escalators, lifts and dumbwaiters; all motors, engines, generators, compressors, pumps, lift stations, tanks, boilers, water heaters, furnaces and incinerators; all fixtures, installations, partitions, shelving, cabinets, lockers, vaults and wall safes; all carpets, carpeting, rugs, underpadding, linoleum, tiles, wall and floor coverings, windows, storm doors, awnings, canopies, hurricane shutters, screens, and related hardware, light fixtures; all plumbing, sinks, basins, toilets, faucets, pipes, sprinklers, disposals; all alarm, safety, electronic, telephone, cable, DSL lines, music, entertainment and communications lines, software and related systems; and any other item of real or mixed property, attached to, situated on, installed in or upon, or acquired by Borrower with the intent of incorporating them in and/or using them in connection with the Mortgaged Property; together also with all additions thereto and replacements and proceeds thereof (Borrower hereby agreeing, with respect to all additions and replacements and proceeds, to execute and deliver from time to time such further instruments as may be requested by Lender to confirm their inclusion herein);

TOGETHER with all and singular the tenements, hereditaments, easements, riparian rights and appurtenances belonging or in anywise appurtenant to the above described land, including all rights (if any) in all streets, roads, ways, streams, alleys, strips and gores located within or adjacent to the Mortgaged Property, and the reversion or reversions, remainders, rents, issues and profits thereof; all patents and trade processes used by Borrower in connection with the Mortgaged Property encumbered hereby; all development rights and utility allocations pertaining to the Mortgaged Property encumbered hereby; all governmental bonds (whether or not pertaining to utility service to the premises) all minerals and mineral rights, water and water rights, and trees and timber relating to the Mortgaged Property encumbered hereby; all utility and other deposits pertaining to the property encumbered hereby; all rights in any easements, licenses (and specifically including any rights in Borrower's Gaming License or any other licenses for any and all business operating upon the Property (as defined below)), permits, and other rights of any nature benefiting and/or serving the Mortgaged Property encumbered hereby; all management agreements, service contracts and other contracts pertaining to the property encumbered hereby; all other rights or privileges whatsoever pertaining to the property encumbered hereby; and also all the estate, right, title, interest, property, claim and demand whatsoever, in law as well as in equity, of Borrower in and to all of the same, and every part and parcel thereof, including but not limited to:

a. All rents, issues, profits, revenues, royalties, rights and benefits derived from the above-described property hereby encumbered from time to time accruing, whether under leases or tenancies now existing or hereafter created, reserving to Borrower, however, so long as Borrower is not in default hereunder, the right to receive and retain the rents, issues and profits;

b. All permits, licenses, rights, revenues, profits, royalties and benefits of Borrower in connection with the gaming license received and held by Borrower under Chapters 550 and/or 849, Florida Statutes, from the Florida Department of Business and Professional Regulation, Division of Pari-mutuel Regulation, for the pari-mutuel wagering, i.e. Jai alai and poker operations, upon the Mortgaged Property for the fiscal year 2008-2009 and any annual renewals thereof (which includes, without limitation that certain State of Florida Division of Pari-mutuel Wagering Permit recorded in O.R. Book 204, Page 2155, Public Records of St. Lucie County, Florida) (the "Gaming License");, and any renewals thereof

c. All causes of action of Borrower relating to the property hereby encumbered and all judgments, and awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the property hereby encumbered or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to such property or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including any award for change of grade of streets. Lender is hereby authorized, on behalf and in the name of Borrower, to execute and deliver valid acquittances for, and to appeal from, any such judgments or awards. Lender may apply all such sums or any part thereof so received, after the payment of all of its expenses, including costs and attorneys' fees, on the indebtedness secured hereby in such manner as it elects, or at its option, the entire amount or any part thereof so received may be released;

TOGETHER with (a) any and all awards or payments, including interest thereon and the right to receive the same, growing out of or resulting from the exercise of the power of eminent domain (including the taking of all or any part of the Mortgaged Property), or any alteration of the grade of any street upon which the Mortgaged Property abuts, or any other injury to, taking of, or decrease in value of the Mortgaged Property or any thereof; (b) any unearned premiums on any hazard, casualty, liability, or other insurance policy carried for the benefit of Borrower and/or Lender with respect to the Mortgaged Property; (c) all rights of Borrower in and to all supplies and materials delivered to or located upon the Mortgaged Property or elsewhere and used or usable in connection with the construction or refurbishing of improvements on the Mortgaged Property; and (d) all rights of Borrower in, to, under, by virtue of, arising from or growing out of any and all present or future

contracts, instruments, accounts, insurance policies, permits, licenses, trade names, plans, appraisals, reports, paid fees, choses-in-action, subdivision restrictions or declarations or other intangibles whatsoever now or hereafter dealing with, affection or concerning the Mortgaged Property, the improvements thereto, or any portion thereof or interest therein, including but not limited to (i) all contracts, plans and permits for or related to the Mortgaged Property or its development or the construction or refurbishing of improvements on the Mortgaged Property, (ii) any agreements for the provision of utilities to the Mortgaged Property, (iii) all payment, performance and/or other bonds, (iv) any contracts now existing or hereafter made for the sale by Borrower of all or any portion of the Mortgaged Property, including any deposits paid by any purchasers (howsoever such deposits may be held) and any proceeds of such sales contracts, including any purchase-money notes and mortgages made by such purchasers, and (v) any declaration of condominium, restrictions, covenants, easements or similar documents now or hereafter recorded against the title to all or any portion of the Mortgaged Property; and

TOGETHER WITH all of Borrower's rights to enter into any lease or lease agreement regarding all or any part of the Mortgaged Property, and all of Borrower's rights to encumber the Mortgaged Property further for debt, Borrower hereby (a) represents, as a special inducement to Lender to make the Loan as evidence by the Note and related Loan Documents as described below, that, as of the date hereof, there are no encumbrances to secure debt prior or junior to this Mortgage other than the Permitted Encumbrances (as defined herein) which shall in all respects be subordinated and junior to this Mortgage and (b) covenants that there are to be none as of the date when this Mortgage is recorded other than the Permitted Encumbrances (as defined herein) which shall in all respects be subordinated and junior to this Mortgage;

All such Mortgaged Property stands as security for (i) the repayment of all of the indebtedness and obligations evidenced and secured by the Note executed by Borrower in favor of Lender in the original principal amount of $3,000,000.00, together with all other related loan documentation (hereinafter collectively referred to as the "Loan Documents"); (ii) interest plus any disbursements made for the payment of taxes, levies or insurance on the Mortgaged Property covered by the lien of this Mortgage (with interest on those disbursements); (iii) any and all other obligations, liabilities or indebtedness owed by Borrower to Lender (or Lender's affiliate), now or hereafter existing under any interest rate or commodity swap, cap, floor, collar, or any combination thereof, or option with respect to these or similar transactions, for the purpose of hedging Borrower's exposure to fluctuations in interest rates or commodity prices; (iv) all sums advanced by Lender for the benefit of Borrower under any other instrument or otherwise, including, without limitation, any amounts paid by Lender under any letters of credit issued by the Lender for the benefit of Borrower; and (v) the full and faithful performance of the covenants and agreements contained in the Note, the Assignment of Rents, Leases and Deposits, this Mortgage and all other Loan Documents executed in connection with the Loan by the Borrower, all guarantors and/or any other obligors under the Loan Documents (each referred to as an "Obligor" herein).

TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto Lender, its successors and assigns, in fee simple forever, and Borrower does hereby fully warrant the title to said Mortgaged Property subject only to those matters, if any, which are or have been approved by Lender in writing. Borrower covenants with and warrants to Lender: (a) that Borrower has good and marketable title to the Mortgaged Property, is lawfully seized and possessed of the Mortgaged Property in fee simple and has good right to sell and convey same; (b) that the Mortgaged Property is unencumbered other than by the Permitted Encumbrance (as defined herein); and (c) that Borrower shall forever warrant and defend Mortgaged Property unto Lender against the lawful claims and demands of all persons whomsoever; provided always that if Borrower shall pay to Lender the Note and all other sums secured hereby and shall perform all other covenants and conditions of the Note, and of any renewal, extension or modification thereof, and of this Mortgage, then this Mortgage and the estate hereby created shall cease and be null and void.

Borrower further covenants and agrees with Lender as follows:

1. Payment to Lender. Borrower shall pay all sums including interest secured hereby when due, as provided for in the Note executed by Borrower in favor of Lender and any renewal, extension or modification thereof and in this Mortgage, all such sums to be payable in lawful money of the United States of America at Lender's aforesaid address or at such other place as Lender may designate in writing; and Borrower shall otherwise perform, comply with and abide by each and every one of the stipulations, agreements, conditions and covenants in the Note, this Mortgage or any other Loan Document.

2. Payment of All Taxes, Assessments and Fees. Borrower shall pay prior to delinquency and without requiring any notice from Lender, all taxes, assessments (whether special or general) and other charges or fees of any type or nature levied, assessed, placed or made against all or any part of the Mortgaged Property or any interest of Lender therein, or against the Note, this Mortgage, any Loan Document or any obligation thereunder. Borrower shall make such payment in full (and shall deliver paid receipts therefor to Lender). In the alternative, Lender reserves the right to utilize a tax reporting service to determine if the above-referenced taxes, assessments and fees have been paid by Borrower, and to charge Borrower accordingly. Borrower shall also promptly pay and discharge any claim, lien or encumbrance against such Mortgaged Property except, however, for any other liens and encumbrances to which Lender has given written consent, such as that certain mortgage to CIB Bank recorded under Official Records Book 1451, Page 1252, Assignment of Leases and Rents recorded in Official Records Book 1451, Page 1271, and assignment of said mortgage and Assignment of Leases and Rents in favor of Freedom Financial Corporation recorded in Official Records Book 2443, Page 857, all of the Public Records of St. Lucie County, Florida (the "Permitted Encumbrances") which shall in all respects be subordinated and junior to this Mortgage and shall be paid by Borrower pursuant to the terms therein, and permit no default or delinquency in any Permitted Encumbrance. If Borrower shall fail, neglect or refuse to pay any such taxes, assessments or other charges as aforesaid, then Lender at its option may pay the same, and any funds so advanced by Lender shall interest, shall be paid and shall be secured as provided herein.

3. Insurance.

(a) Borrower shall maintain at its expense property insurance with a reputable and highly rated insurance company or companies licensed in Florida and reasonably acceptable to Lender, covering all Buildings and improvements now or hereafter located on the Mortgaged Property and for an amount equal to their full insurable value on a replacement cost basis, without contribution or coinsurance (or with coinsurance and an agreed amount endorsement), for the benefit of Borrower and Lender as their interests may appear, by policies on such terms, in such form and for such periods as Lender may require or approve from time to time, insuring with extended coverage and broad form coverage against loss or damage by fire, lightning, flood, builders risk, soil subsidence, windstorm, hail aircraft, riot, explosion, smoke, falling objects, collapse, sudden tearing asunder, breakage of glass, freezing, electricity, sprinkler leakage, water damage, earthquake, vandalism and malicious mischief, theft, riot attending a strike, civil commotion, war risks (when and if war risk coverage is available), environmental pollution liability policy in the minimum amount of $5,000,000 per occurrence and $10,000,000 in the aggregate, and when and to the extent required by Lender, against any other risks. Regardless of the types or amounts of insurance required and approved by Lender, Borrower shall assign and deliver to Lender all policies of insurance which insure against any loss or damage to the Mortgaged Property or any part thereof, as collateral and further security for the payment of the Note, with loss payable to Lender pursuant to a standard Lender clause acceptable to Lender.

(b) If Borrower defaults in so insuring the Mortgaged Property or any part thereof or in so assigning and delivering the policies, at its option Lender may effect such insurance from year to year and pay

the premiums therefor, and any such sums advanced by Lender shall bear interest, shall be paid and shall be secured hereunder.

(c) If Lender receives any money for loss or damage by reason of such insurance, then Lender at its option may retain such proceeds and apply them toward the payment of the Note (in any order of priority Lender may deem appropriate in its sole discretion), or Lender may disburse them to Borrower, under such safeguards as Lender shall deem appropriate in its sole discretion, for the reconstruction or restoration or repair of the damaged Mortgaged Property, but Lender shall not be obligated to oversee the proper application by Borrower of any such disbursement.

(d) Borrower shall obtain and maintain, at its own expense, general comprehensive liability insurance with a reputable and highly rated insurance company or companies licensed in Florida and reasonably acceptable to Lender, which policy shall name both Borrower and Lender as insureds, with initial limits of not less than Five Million Dollars ($5,000,000) as to personal injury or death, and Ten Million Dollars ($10,000,000) with respect to property damage (or such greater or different limits which Lender may require from time to time) and on such terms, in such form and for such periods as Lender shall approve from time to time.

(e) In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Property shall succeed to all the rights of Borrower in and to all policies of insurance required under this Mortgage, including any right to unearned premiums.

(f) Prior to the expiration date of each policy required under this Mortgage, Borrower shall deliver to Lender evidence (in the form of a current certificate) of the renewal of each such policy marked "premium paid" or accompanied by other evidence of payment satisfactory to Lender. Each policy of insurance required under this Mortgage shall be non-cancelable without at least thirty (30) days' advance written notice to Lender.

(g) Lender reserves the right to require machinery insurance, worker's compensation insurance, sinkhole and wind damage insurance, and other insurance coverage as Lender may reasonably require.

The policies of insurance required under this Mortgage shall: (i) be from companies and in coverage amounts acceptable to Lender; and (ii) contain a standard Lender clause in favor of Borrower naming Lender, and its successors and/or assigns, as a mortgagee and including a lender's loss payee clause in such policy, as applicable. Each insurance policy or endorsement required herein shall be written by an insurer having a rating not less than "AXII" Best's Rating according to the most current edition of Best's Key Rating Guide as determined at the time of the initial policy and at all times during the term hereof. All policies shall indicate that notices related to such insurance shall be sent to Lender at its address listed above.

(h) Borrower shall obtain and maintain at its own expense, the Gaming License, in good standing at all times, and apply for any permits or licenses, or the renewals thereof, which may be necessary and proper to maintain the Gaming License and all business upon the Mortgaged Property throughout the term of Loan.

4. Escrow. At Lender's option following a default hereunder, Borrower shall pay to Lender, together with and in addition to each regular installment of principal and/or interest payable under the Note, an amount deemed sufficient by Lender to provide Lender with funds in an escrow account sufficient to pay the taxes, assessments, insurance premiums and other charges next due at least thirty (30) days before the date the same are due. In no event shall Lender be liable for any interest on any such funds held in the escrow account. At least thirty (30) days before the date the same are due, Borrower shall furnish to Lender an official statement of the amount of said taxes, assessments, insurance premiums and other charges, and Lender shall pay the same, but only if sufficient funds remain in the escrow account. In the event of any deficiency in the

escrow account, Borrower shall upon notice from Lender immediately deposit with Lender such additional funds as Lender may deem necessary to cure the deficiency, in its sole discretion. If Lender elects to pay any such taxes, assessments, insurance premiums or other charges notwithstanding the escrow account deficiency, then all sums advanced by Lender in excess of the escrow account balance shall bear interest, shall be paid and shall be secured as provided for herein. An official receipt for such sums shall be conclusive evidence of Lender's payment and of the validity of the tax, assessment, insurance premium or other charge so paid. In the event of any default under the Note or this Mortgage or any other Loan Document, Lender at its option may apply any or all funds in the escrow account against the indebtedness due under the Note or any other sums secured by this Mortgage, in any order of priority Lender may deem appropriate in its sole discretion. At the time of any permitted transfer of the title to all of the Mortgaged Property then encumbered by this Mortgage, the balance in the escrow account shall inure to the benefit of such transferee without any specific assignment of such funds. Upon payment in full of the Note and all other sums secured by this Mortgage, the funds remaining in the escrow account (if any) shall be paid over to the record owner of the Mortgaged Property encumbered by this Mortgage as of the date of such full payment.

5. No Remodeling, Destruction or Alteration of Property. Immediately following Borrower's acquisition of the Property, Borrower, Florida Gaming Centers, Inc., or both plan to remodel the Property ("Tenant Improvements") once a certificate of occupancy is issued for the Tenant Improvements, Borrower must thereafter first obtain the written consent of Lender, such consent to be granted or withheld in the discretion of such Lender, before (a) removing, demolishing or materially altering or enlarging any building or improvements now or hereafter located on the Mortgaged Property (except as required in the event of fire, other casualty or condemnation); (b) materially altering the exterior design or the structural character of any building now or hereafter located on the Mortgaged Property (except minor alterations); (c) making any repairs which involve the removal of structural parts or the exposure of the interior of any such building to the elements (except as required in the event of fire, other casualty or condemnation); (d) demolishing, or relocating any bulkheads, bridges or other improvements; (e) dredging, filling, grading, excavating; or (f) removing any fill. Notwithstanding the foregoing, Borrower shall have the right to remove and dispose of, free from the lien of this Mortgage, such Equipment as from time to time may become worn out or obsolete, provided that, simultaneously with or prior to such removal, Borrower shall have replaced any such Equipment with new Equipment (of at least the same quality as that of the replaced Equipment when it was new) which shall be free from any title retention or other security agreement or other encumbrance, and, by such removal and replacement, Borrower shall be deemed to have subjected such new Equipment to the lien of this Mortgage. Without the prior written consent of Lender, which Lender may grant or withhold in its sole discretion, Borrower shall not undertake any development of the Mortgaged Property or any adjoining land owned or controlled by Borrower, nor construct any new improvements thereon, nor initiate or join in or consent to any new (or change in any existing) private restrictive covenant, zoning ordinance, master plan, site plan, easement, or other public or private restrictions limiting or defining the uses which made by made of the Mortgaged Property, said adjoining land or any part thereof. Borrower shall complete and pay for any permitted development and/or improvements undertaken on the Mortgaged Property within a reasonable time after commencing the same.

6. Maintenance of Property. Borrower shall maintain the Mortgaged Property and all improvements now or hereafter located thereon in good condition and repair, including but not limited to the making of such repairs as Lender may from time to time determine to be necessary for the preservation of the Mortgaged Property and to not commit nor permit any waste thereof. Borrower shall operate the Mortgaged Property in a first-class manner, shall not commit or suffer any waste, impairment, abandonment or deterioration of the Mortgaged Property and shall promptly pay all utility fees and charges for services provided to the Mortgaged Property.

7. Compliance with Laws and Regulations. Borrower shall comply with (or cause compliance with) all applicable restrictive covenants and all statutes, laws, ordinances, regulations, covenants, conditions and restrictions of all federal, state and local authorities affecting the Mortgaged Property or the improvements thereon and any other governmental authorities having jurisdiction over the Mortgaged Property or the use thereof. In the event of any fire or other casualty loss or damage to all or any part of the Mortgaged Property, Borrower shall notify Lender within forty-eight (48) hours of such occurrence. Borrower shall promptly repair, restore, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by any casualty whatsoever or which may be affected by any condemnation, alteration of grade, or other public or quasi-public taking or injury. If Borrower shall fail, neglect or refuse to repair or maintain the Mortgaged Property as required herein, then Lender may at its option undertake such repairs or maintenance, and any funds advanced therefor by Lender shall bear interest, shall be paid and shall be secured as provided herein.

8. No Other Mortgages or Liens. Borrower shall not grant any other lien or mortgage on all or any part of the Mortgaged Property or any interest therein, nor make any further assignment of the leases and rentals of the Mortgaged Property, other than the Permitted Encumbrances, without the prior written consent of Lender, which Lender may grant or withhold in its sole discretion, any such unpermitted lien or mortgage or assignment by Borrower shall entitle Lender to accelerate the maturity of the Note and foreclose this Mortgage. Any such other lien or mortgage or assignment shall be junior to this Mortgage and to all permitted tenancies now or hereafter affecting the Mortgaged Property or any portion thereof and shall be subject to all renewals, extensions, modifications, releases, interest rate increases, future advances, changes or exchanges permitted in this Mortgage, all without the joinder or consent of such junior lienholder or Lender or assignee and without any obligation on Lender's part to give notice of any kind thereto. Borrower shall maintain in good standing any other mortgage or encumbrance to secure debt affecting any part of the Mortgaged Property from time to time and shall not commit or permit to occur any default thereunder, nor shall Borrower accept any future advance under or modify the terms of any such mortgage or encumbrance which may then be superior to the lien of this Mortgage. Except for encumbrances permitted by Lender, Borrower shall not commit or permit to occur any act or omission whereby any of the security represented by this Mortgage shall be impaired or threatened, or whereby any of the Mortgaged Property or any interest therein shall become subject to any attachment, judgment, lien, charge or other encumbrance whatsoever, and Borrower shall immediately cause such attachment, judgment, lien, charge or other encumbrance to be discharged or otherwise bonded or transferred to other security. Borrower shall not directly or indirectly do anything or take any action, which might prejudice any of the right, title or interest of Lender in or to any of the Mortgaged Property or impose or create any direct or indirect obligation or liability on the part of Lender with respect to any of the Mortgaged Property.

9. Lender's Advance of Costs, Fees and Expenses. If Borrower fails to pay any claim, lien or encumbrance which is superior to this Mortgage within any applicable grace period or bond or otherwise remove same as a lien on the Mortgaged Property, or, to pay prior to delinquency any tax or assessment or to pay when due any insurance premium, or to keep the Mortgaged Property in repair, or if Borrower shall commit or permit waste, or if there be commenced any action or proceeding affecting the Mortgaged Property or the title thereto or adversely affecting the zoning or development rights thereof or thereto or the interest of Borrower therein, including, but not limited to, eminent domain and bankruptcy or reorganization proceedings, then Lender, at its option, may (but is under no obligation to do so) pay said claim, lien, encumbrance, tax, assessment or premium, with right of subrogation thereunder, and, at its option, merge or consolidate the effect of such item with the lien of this Mortgage, may make such repairs and take such steps as it deems advisable to prevent or cure such waste, and may appear in any such action or proceeding and retain counsel therein, and take such action therein as Lender deems necessary and advisable, and for any of said purposes Lender may advance such sums of money, including all costs, reasonable attorneys' fees including appellate attorneys' fees and other items of expense as it deems necessary. Lender shall not be held accountable for any delay in making or failure to make any such payment, which delay or failure may result in any additional interest, costs,

charges or expense otherwise. Any amounts paid, advanced or expended by Lender hereunder shall be secured by the lien of this Mortgage, and all such sums advanced shall bear interest as provided for herein.

10. Costs and Fees Advanced by Lender Shall be Paid by Borrower. If Lender shall elect to advance at any time any sum(s) for the protection of its security or for any other reason permitted or provided by any of the terms of this Mortgage or any other Loan Document, then such sum(s) shall be deemed Loan funds and shall be secured by this Mortgage. Borrower shall pay to Lender all such sum(s) of money advanced or expended by Lender pursuant to this Mortgage, including all costs, reasonable attorneys' fees and appellate attorneys' fees and other items of expense, together with interest on each such advancement or expenditure at the maximum rate per annum allowable under applicable law (the "Default Rate") commencing on the date they are advanced by Lender and all such sums and interest thereon shall be secured hereby. If such sum(s) are advanced by Lender before the maturity date (actual or by acceleration) of the Loan, such sum(s) shall be due and payable by Borrower on such maturity date or ten (10) days after Borrower first learns of the advance, whichever is earlier, but if advanced after the maturity date, such sum(s) shall be due and payable immediately. Lender's lien on the Mortgaged Property for such advanced sum(s) shall be superior to any right or title to, interest in, or claim upon all or any portion of the Mortgaged Property junior to the lien of this Mortgage.

11. All sums of money secured by this Mortgage shall be payable without any relief whatever from any valuation or appraisement laws.

12. No Transfer, Sale or Conveyance. Borrower shall not cause or permit to occur any of the following events without the prior written approval of Lender, which Lender may grant or withhold in its sole discretion, and if any of the same shall occur without such consent, then Lender shall have the right to accelerate the maturity of the Note and foreclose on this Mortgage: (a) if all or any portion of the legal or equitable title to all or any portion of the Mortgaged Property or any interest therein shall in any manner whatsoever be sold, conveyed or transferred, either voluntarily or by operation of law; (b) any master lease of all or substantially all of the Mortgaged Property; (c) in the case of any portion of the Mortgaged Property owned by a corporation (or a partnership or joint venture or trust or other business entity), if any stock or partnership or other member or ownership interest (including, without limitation, any transfer of stock or other member or ownership interest in a corporate partner or manager or managing member) or joint venture interest or beneficial interest in such owner shall be transferred in any manner, or if such stock or partnership interest or joint venture interest or beneficial interest shall be assigned, pledged, hypothecated, mortgaged or otherwise encumbered; provided, however, the Borrower shall have the right (upon written notice to the Lender) to: (i) transfer the Mortgaged Property to a wholly-owned subsidiary of the Borrower provided the subsidiary assumes the obligations under the Note and Loan Documents pursuant to assumption documents acceptable to the Lender; and (ii) cause the ownership of the Borrower to be transferred to a trust for estate planning purposes provided the Lender maintains the same collateral position and such trust guaranties the Note and the obligations under the Loan Documents pursuant to documents acceptable to the Lender; or (d) if Borrower shall pay, repay or distribute any funds to any guarantor of the Note or under the Loan Documents or to any other person directly or indirectly related to Borrower (such as a stockholder, partner or beneficiary); provided, however, the shareholders shall be entitled to receive distributions so long as no monetary default exists under this Mortgage or the Loan Documents.

13. Events of Default. At Lender's option, all of the principal and interest and other sums secured by this Mortgage shall immediately or at any time thereafter become due and payable without notice to any Obligor, and Lender shall immediately have all the rights accorded to the Lender by law and hereunder to foreclose this Mortgage or otherwise to enforce this Mortgage, the Note or any other Loan Document, upon the occurrence of any one or more of the following defaults (each an "Event of Default") which continues beyond the applicable grace period, if any: (a) the failure to pay any sum due under the Note; (b) the failure to repay

any sum paid or advanced by Lender under the terms of this Mortgage or any other Loan Document (with interest thereon); (c) the failure to pay any tax, assessment, utility charge, or other charge against the Mortgaged Property or part thereof as and when required by this Mortgage; (d) actual or threatened waste, impairment, abandonment, deterioration, removal, demolition, material alteration or enlargement of any Buildings on the Mortgaged Property, in either case without the prior written consent of the Lender, which Lender may grant or withhold in its sole discretion, acting reasonably; (e) failure to obtain, assign, deliver or keep in force the policies of insurance required by this Mortgage or any other Loan Document; (f) Borrower's failure to certify or refusal to certify, within the time required by this Mortgage, the amount due under the Note and whether any offsets or defenses exist against payment of the Note; (g) Borrower's filing for record, without the prior written consent of Lender, which Lender may grant or withhold in its sole discretion, of any notice limiting the maximum principal amount that may be secured by this Mortgage to an amount less than the limit set forth in the future advance clause, if any, of this Mortgage; (h) any sale, conveyance, transfer (whether voluntary or by operation of law), pledge, hypothecation or further encumbering all or any part of the Mortgaged Property or any interest therein or any interest in Borrower (except as specifically provided for in this Mortgage) or any corporate guarantor, or the additional assignment of all or any part of the rents, deposits, leases, income or profits arising from the Mortgaged Property, in either case without the prior written consent of Lender, which Lender may grant or withhold in its sole discretion; (i) Borrower's failure to remove any involuntary lien on the Mortgaged Property or any part thereof within fifteen (15) days after its filing, or the filing of any suit against the Mortgaged Property upon any claim or lien other than this Mortgage (whether superior or inferior to this Mortgage); (j) Borrower's failure to comply within ten (10) days with a requirement, order or notice of violation of a law, ordinance, or regulation issued or promulgated by any political subdivision or governmental department claiming jurisdiction over the Mortgaged Property or any operation or activity conducted on the Mortgaged Property (or, if such order or notice provides a time period for compliance, Borrower's failure to comply within such period), or, in the case of a curable noncompliance requiring longer than the applicable time period for its cure, Borrower's failure to commence to comply with said order or notice within said period or failure thereafter to pursue such cure diligently to completion; (k) the issuance of any order by the State of Florida, or any subdivision, instrumentality, administrative board or department thereof, declaring unlawful or suspending any operation or activity conducted on the Mortgaged Property; (l) the filing by the United States of America or any instrumentality thereof in any court of competent jurisdiction of any notice of intention to acquire under the power of eminent domain any estate less than an estate in fee simple in the entire Mortgaged Property, or the recording by the State of Florida, any instrumentality thereof or any other person with eminent domain powers, of a notice of taking of any estate less than an estate in fee simple in the entire Mortgaged Property; (m) if any representation, warranty, affidavit, certificate, statement or financial information made or delivered to Lender by or on behalf of Borrower or any Obligor from time to time in connection with the Note or this Mortgage or any other Loan Document shall prove false, incorrect or misleading in any respect deemed material by Lender; (n) the filing of any petition under the Bankruptcy Code, or commencing any proceeding under any similar federal or state law or statute of any jurisdiction, by or against Borrower or any other Obligor , or if any Obligor shall become insolvent or unable to pay such Obligor's debts as they become due; (o) an application for the appointment of a custodian, receiver, intervenor or trustee for such Obligor or a substantial part of such Obligor's assets, or the making of a general assignment for the benefit of creditors by any Obligor; (p) the issuance of any levy, writ of attachment, writ of garnishment, charging order or other process against the Mortgaged Property or any property of any Obligor, or the filing of any lien against any such property (and the expiration of any grace period provided in any Loan Documents for the discharge of such lien); (q) the dissolution, merger, consolidation, termination or reorganization of the existence of Borrower or any other Obligor or the failure or cessation or liquidation of the business of any Obligor, or if the person(s) controlling any Obligor which is a business entity shall take any action authorizing or leading to the same; (r) any default occurs in the observance or performance of any of the obligations, covenants and agreements under this Mortgage, any of the Loan Documents or any other agreements or loan documents executed by Borrower or any other Obligor in favor of Lender, the occurrence of any other event prohibited by terms of this Mortgage or any other Loan Document, or the violation of any

other provision of this Mortgage or any other Loan Document; (s) any default by Borrower or any other Obligor in the payment of any indebtedness due for borrowed money (whether direct or contingent and whether matured or accelerated) to Lender; (t) the disposition or transfer or exchange of all or substantially all of any Obligor's assets for less than fair market value; (u) if any Obligor shall have concealed, transferred, removed or permitted to be concealed or transferred or removed, any part of such Obligor's property with intent to hinder, delay or defraud any of such Obligor's creditors, or if any Obligor shall have made or suffered a transfer of any of such Obligor's properties which may be invalid under any bankruptcy, fraudulent conveyance, preference or similar law, or if any Obligor shall have made any transfer of such Obligor's properties to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid; (v) the failure to obtain any permit, license, approval or consent from, or to make any filing with, any governmental authority (or the lapse or revocation or rescission thereof once obtained or made) which is necessary in connection with the Loan, or any Loan Document or the enforcement thereof, or it shall become unlawful for Lender to make or maintain the Loan or for any Obligor to perform any of such Obligor's obligations under any Loan Document; (w) the existence of any uncured default under any other mortgage or encumbrance affecting any part of the Mortgaged Property then encumbered by this Mortgage, or Borrower's acceptance of any future advance under, or modification of the terms of, any such other mortgage or encumbrance which may then be superior to the lien of this Mortgage; (x) Lender's election to accelerate the maturity of the Note and/or Loan under the provision of any other Loan Document; (y) if any change or event shall occur which in Lender's exclusive judgment, acting reasonably, impairs any security for the Note and/or Loan, increases Lender's risk in connection with the Note and/or Loan, or indicates that any Obligor may be unable to perform such Obligor's obligations under any Loan Documents; or (z) the death or permanent incapacity of W.B. Collett (the "Principal") shall entitle Lender to accelerate the maturity date of the Note. Said acceleration option may be avoided by the occurrence of either of the following within ninety (90) days of such death or permanent incapacity: (i) by the creation of a reserve (in cash or cash equivalents (in form and substance acceptable to the Lender) in an amount and under terms and conditions acceptable to Lender) in favor of Lender to cover the Principal's liability as set forth under the Loan Documents; or (ii) by the assumption of all of the personal duties, obligations and liabilities of the Principal as set forth in the Loan Documents by another party with financial and managerial qualifications acceptable to Lender. If neither of the foregoing options is implemented to Lender's satisfaction within the stated time limits, at Lender's option the same shall constitute an Event of Default hereunder. If Lender then elects to accelerate the due date of the outstanding indebtedness evidenced by the Note and Borrower fails to pay the full sum of said indebtedness, Lender shall be entitled to immediately enforce all of its rights and remedies under this Mortgage and under the Loan Documents.

14. Remedies. Upon the occurrence of any Event of Default, Lender may exercise any one or more of the following rights and remedies:

a. Acceleration. Lender may declare the entire outstanding principal balance of the Note, all accrued and unpaid interest thereon, and all other amounts secured by this Mortgage and/or any other Loan Document to be immediately due and payable;

b. Foreclosure. Lender may foreclose the lien and security interest established by this Mortgage, in whole or in part, or obtain possession of the Mortgaged Property, or both, by any lawful procedure and in such order as Lender may elect;

c. UCC Rights. Lender may exercise any right or remedy available to a secured party under the Florida Uniform Commercial Code with respect to any portion of the Mortgaged Property then constituting property subject to the provisions of the Florida Uniform Commercial Code; or Lender, at its option, may elect to treat such portion of the Mortgaged Property as real property, or an interest in real

property, for remedial purposes;

d. Other Loan Documents. Lender may pursue any right or remedy provided in any of the other Loan Documents;

e. Receiver. In the event of default hereunder or upon the actual or threatened waste to any part of the Mortgaged Property, Lender shall have the right to apply without notice for the appointment of a receiver to take charge of the Mortgaged Property, and the rents, issues, profits, proceeds, and revenues arising therefrom, and to hold same subject to the direction of the a court of competent jurisdiction, regardless of the solvency of Borrower or the adequacy of the security for existing indebtedness under the Loan Documents. Lender shall be entitled to the appointment of such a receiver as a matter of right, without consideration of the value of the Mortgaged Property. To the extent permitted by law, Borrower hereby waives any right to object to the appointment of receiver as aforesaid and expressly consents that such appointment shall be made as an admitted equity and as a matter of absolute right to Lender.

f. Other Rights and Remedies. Lender may pursue any other right or remedy available to Lender at law or in equity, including, but not limited to the entry of a deficiency judgment. Neither the failure nor the delay by Lender to exercise any right, option, power, or privilege hereunder or under any of the Loan Documents shall operate as a waiver thereof nor shall any single or partial exercise of any such right, option, power, or privilege operate as a waiver thereof.

All of the remedies set forth in this paragraph or otherwise available to Lender shall be cumulative and concurrent and may be pursued separately, successively or together against any Obligor(s), the Mortgaged Property, any other collateral for the Loan, or any one or more of the foregoing, all at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise, all to the maximum extent permitted by law. Lender's pursuit of any remedy shall not preclude pursuit of any other remedy until Lender shall have recovered all sums due Lender, together with the appropriate interest thereon and all costs of collection, including attorney's fees and appellate attorney's fees, with interest thereon. Neither Borrower nor anyone claiming through or under Borrower shall set up, claim or take advantage of any appraisement, valuation, stay, moratorium, extension, exemption or redemption laws, now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the sale of the Mortgaged Property. To the maximum extent permitted by law, the Obligors, for themselves and all who may claim through or under any of them, hereby severally waive the benefit of all such laws and waive any and all rights to have the Mortgaged Property or any other collateral for the Loan marshaled upon any foreclosure of this Mortgage or any other instrument securing the Loan, and hereby severally agree that the Mortgaged Property and any such other collateral may be sold as an entirety or in such parcels, in such matter and in such order as Lender in its sole discretion may elect. In the event that Borrower shall seek protection under the U.S. Bankruptcy Code, or should Borrower be adjudicated a Debtor thereunder, Borrower hereby consents to relief from the automatic stay pursuant to 11 U.S.C. §362(d) to allow Lender to proceed to, and obtain, a final judgment of foreclosure of this Mortgage, to complete a foreclosure sale pursuant thereto, to cause the issuance of a certificate of title pursuant thereto, and to otherwise take all actions as Lender may elect in its sole discretion in pursuance of the other rights and remedies available to Lender in the case of a default under this Mortgage. Borrower hereby waives any protection under 11 U.S.C. §362(a).

15. Upon request of Borrower, Lender may, at its sole option, from time to time make future advances to Borrower the priority of which shall be the same as if advanced on the date of this Mortgage; provided, however, that such advances are made within five (5) years from the date hereof and that the total principal secured hereby and remaining unpaid, including any such advances, shall not at any time exceed double the original face amount of the Mortgage, plus any disbursements made by Lender for the payment of taxes, levies, or insurance on the Mortgaged Property, with interest on such

disbursements at the Default Rate. If requested to do so, Borrower shall execute and deliver to Lender promissory notes and other documents as Lender may require to evidence the future advances and/or to reflect that such future advances are secured hereby. Borrower shall pay all such future advances with interest provided therefor, and the same, and each note (if any) evidencing the same, shall be secured hereby. All provisions of this Mortgage shall apply to each future advance (whether or not evidenced by a separate note) as well as to all other indebtedness secured hereby. Nothing herein contained shall obligate Lender to make any such future advances. The word " Borrower" as used in this paragraph, includes any successor in ownership of the Mortgaged Property or any part thereof. The word "Lender" as used in this paragraph includes any assignee of Lender.

16. No Waiver. No consent or waiver expressed or implied by Lender with respect to any default under this Mortgage shall be construed as a consent or waiver with respect to any further default of the same or a different nature; and no consent or waiver shall be deemed or construed to exist by reason of any curative action initiated by Lender or any other course of conduct or in any other manner whatsoever except in a writing duly executed by Lender, and then only for the single occasion to which such writing is addressed. No delay by Lender in exercising any right or remedy hereunder, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default hereunder. No failure of Lender to exercise any option herein given to accelerate maturity of the debt hereby secured, no forbearance by Lender before or after the exercise of such option and no withdrawal or abandonment of foreclosure proceedings by Lender shall be taken or construed as a waiver of its right to exercise such option or to accelerate the maturity of the debt hereby secured by reason of any past, present or future default on the part of Borrower; and, in like manner, the procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be taken or construed as a waiver of its right to accelerate the maturity of the debt hereby secured.

17. Without affecting the liability of Borrower or any other person (except any person expressly released in writing) for payment of any indebtedness secured hereby or for performance of any obligation contained herein, and without affecting the rights of Lender with respect to any security not expressly released in writing, Lender may, at any time and from time to time, either before or after the maturity of the Note, and without notice or consent:

a. Release any person liable for payment of all or any part of the indebtedness or for performance of any obligation secured hereby;

b. Make any agreement extending the time or otherwise altering the terms of payment of all or any part of the indebtedness, or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof;

c. Exercise or refrain from exercising or waive any right Lender may have;

d. Accept additional security of any kind;

e. Release or otherwise deal with any property, real, personal or intangible securing the indebtedness, including all or any part of the Mortgaged Property.

18. Any agreement hereafter made by Borrower and Lender pursuant to this Mortgage including extensions or modifications hereof or of the Note shall be superior to the rights of the holder of any intervening lien or encumbrance. Lender shall be subrogated to the rights of the holder of any existing mortgage or other lien encumbering the Mortgaged Property which is satisfied by application of any portion of the proceeds of

the loan evidenced by the Note as though said mortgage or other lien had been purchased by Lender by assignment to Lender, even though said mortgage or lien has been satisfied of record and the note thereby secured canceled.

19. From time to time and on demand, Borrower shall execute and deliver to Lender (and pay the costs of preparing and recording) any further instruments required by Lender to reaffirm, correct or perfect the evidence of the obligations secured hereby and the security interest of Lender in all of the property intended to be mortgaged hereby, including but not limited to mortgages, security agreements, financing statements, assignments, renewals and substitution notes.

20. Upon request made either in person or by mail, Borrower shall certify, by a duly acknowledged writing, to Lender or to any proposed assignee of this Mortgage, the amount of principal and interest and other sums then owing on the Note and/or Loan and whether any offsets or defenses exist against the payment of the Loan. Borrower shall provide such estoppel certificate within five (5) days in the case of a request in person and within ten (10) days after Borrower's receipt of a request by mail. Borrower shall furnish to Lender (in form provided by the Borrower's accountant in compliance with acceptable accounting principles) within one hundred eighty (180) days following each year end, a copy of the Borrower's tax return (including all schedules) and a balance sheet of the Mortgaged Property (which shall include financial information regarding (i) the conduct of any business on the Mortgaged Property, (ii) the operation of the Mortgaged Property, and (iii) the leasing of the Mortgaged Property), in such reasonable detail as Lender may request. On demand, Borrower shall provide to Lender executed counterparts of any such leases and convenient facilities for the audit and verification of any such statements. Borrower shall also promptly furnish to Lender any financial or other information, including tax returns, regarding Borrower or any other Obligor or the Mortgaged Property on an annual basis, as required by the Loan Documents or which Lender may reasonably request from time to time. On an annual basis, Borrower shall also deliver to Lender complete copies of all of its federal income tax returns, accompanied by all forms and supporting schedules, simultaneously with the filing thereof by Borrower. In addition, the Borrower shall provide to Lender the following (in form and substance satisfactory to the Lender): (i) an annual rent roll and operating statement for the Mortgaged Property; (ii) a copy of the Borrower's tax return (including all schedules) within ten (10) days following the filing of the same; (iii) annual financial statements and investment statements for each guarantor within one hundred eighty (180) days following each year end and a copy of each guarantor's tax return (including all schedules) within (10) days following the filing of the same; and (iv) such additional financial information requested from time to time with respect to the Borrower and each guarantor.

21. <u>General Provisions.</u> The covenants and agreements herein contained shall bind and the benefits and advantages shall inure to the respective heirs, executors, administrators, successors and assigns of the parties hereto. Wherever used, the singular number shall include the plural, and the plural the singular, and the use of any gender shall be applicable to all genders. All covenants, agreements and undertakings shall be joint and several. All references contained herein to "legal fees" or "counsel fees" and "costs" shall be deemed to include such all fees and costs incurred by Lender, including attorney fees, whether or not suit is instituted, and, if instituted, shall include such fees and costs incurred in arbitration or litigation at the trial level and at all levels of appeal.

22. <u>No Usurious Interest.</u> No payee or holder of the Note shall ever be entitled to receive, collect, or apply as interest on the obligation, any amount in excess of the legally permitted maximum interest rate per annum under applicable law, and in the event the payee or any holder thereof ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the principal debt; and, if the principal debt is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrower and Lender shall to the maximum extent permitted under applicable

law (a) characterize any non-principal payment as an expense, fee or premium rather than as interest; (b) exclude voluntary prepayments and the effects thereof; and (c) "spread" the total amount of interest throughout the entire contemplated term of the obligation so that the interest rate is uniform throughout the entire term of the obligation.

23. Attorney's Fees and Costs. Borrower shall pay any and all costs, fees, expenses and reasonable attorney's fees incurred by Lender (regardless of whether in connection with any action, proceeding or appeal) to sustain the lien of this Mortgage or its priority, to protect or enforce any of Lender's rights under this Mortgage or under any other Loan Document, to recover any indebtedness secured hereby, to contest or collect any award or payment in connection with the taking or condemnation of all or any part of the Mortgaged Property, or for any title examination or abstract preparation or title insurance policy relating to the Mortgaged Property, and all such sums shall bear interest, shall be paid and shall be secured as provided in this Mortgage.

24. Eminent Domain. Notwithstanding any taking by eminent domain, any alteration of the grade of any street, or any injury to or decrease in value of the Mortgaged Property or any portion thereof caused by any public or quasi-public authority or person, Borrower shall continue to pay interest on the Loan and all other sum(s) secured hereby until Lender actually receives the award or payment for such taking or alteration or injury and shall have applied the same against the Loan. Lender at its option may retain any such award or payment and apply all or part of the same toward payment of the Loan (in any order of priority Lender may deem appropriate in its sole discretion), or Lender may disburse all or part of such award or payment to Borrower for the purpose of altering, restoring or rebuilding any part of the Mortgaged Property which may have altered, damaged or destroyed as a result of any such taking or alteration or injury, or for any other purpose or object satisfactory to Lender in its sole discretion. If all of the Mortgaged Property is so taken but the award or payment therefor received by Lender is insufficient to pay in full all sums then secured by this Mortgage, then at Lender's option the unpaid balance shall be immediately due and payable.

25. Intangible Tax/Documentary Stamps. If at any time the State of Florida shall determine that the intangible tax paid in connection with this Mortgage is insufficient or that the documentary stamps affixed hereto are insufficient, and that additional intangible tax should be paid or that additional stamps should be affixed, then Borrower shall pay for the same, together with any interest or penalties imposed in connection with such determination, and Borrower hereby agrees to indemnify and hold Lender harmless therefrom. If any such sums shall be advanced by Lender, they shall bear interest, shall be paid and shall be secured hereby.

26. Governing Law. This Mortgage shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, excepting only that federal law shall govern to the extent it may permit Lender to charge, form time to time, interest on the Loan at a rate higher than may be permissible under applicable Florida law.

27. Time of the Essence. Time is of the essence in all matters herein.

28. Additional Covenants. In addition to any other covenant or obligation of the Borrower hereunder, the Borrower shall, during the term of the Loan: (a) maintain and preserve its existence and all rights, privileges franchises and other authority for the conduct of its business; (b) maintain its properties and facilities in good order; (c) pay and discharge all taxes, assessments and governmental charges in a timely manner, except those being contested in good faith; (d) inform Lender with ten (10) days of an actual or potential contingent liabilities; (e) maintain proper casualty, and liability insurance in amounts reasonably acceptable to Lender, naming Lender as loss payee as its interest may appear; (f) comply with all governmental laws, codes and ordinances and applicable regulatory requirements; (g) permit Lender the right to inspect all

records relating to the Mortgaged Property; (h) shall deliver to Lender, and shall cause each of the Guarantors to deliver to Lender, a true and complete copy of their respective federal income tax returns within fifteen (15) days after such return is filed; and (i) Borrower will deliver to Lender, annually, (1) within 60 days of the end of Borrower's fiscal year, financial statement of the Borrower to be prepared on the Lender's form or in form acceptable to the Lender, including a balance sheet, income and expense information, and contingent liability information, and (2) a complete copy of the tax return of the Borrower as filed with the IRS, including all K-1's, signed by the Borrower, to be provided as soon as available, but in any event no later than 15 days after filing said tax return with the IRS.

29. Borrower shall permit Lender, or its agents or personnel, to visit and inspect the Mortgaged Property at such reasonable times as may be requested by Lender. At any time after the occurrence of an Event of Default or if any Building, improvements or Equipment now or hereafter located on or in the Mortgaged Property shall be unprotected or unguarded, or if any improved portion of the Mortgaged Property shall be allowed to remain vacant, abandoned or deserted, then, Lender, at is option, ay employ security personnel/watchmen for the Mortgaged Property and expend any monies deemed necessary by Lender to protect the Mortgaged Property, any Building, any improvements and any Equipment thereon from waste, vandalism and other hazards, depredation or injury, and any sums expended by Lender for such purpose shall bear interest, shall be paid and shall be secured as provided for in this Mortgage.

30. Borrower agrees that the management of the Mortgaged Property shall be conducted at all times by Borrower or by such other professional property management organization as Lender shall approve, which Lender may grant or withhold in its sole discretion. At any time after a monetary default under the Note, this Mortgage or any other Loan Document or if Lender shall determine in its sole discretion that the management or maintenance of the Mortgaged Property is unsatisfactory, then Borrower shall employ as managing agent of the Mortgaged Property such person(s) as Lender may designate from time to time, at Borrower's sole expense and for the duration of the monetary default. Any sums advanced by Lender in connection with such managing agent shall bear interest, shall be paid and shall be secured as provided for in this Mortgage.

31. In the event Lender shall be named as a party to any lawsuit brought at any time involving any Obligor or with respect to the Mortgaged Property, this Mortgage or the Loan, or if Borrower shall incur any costs or expenses in connection with any lawsuit involving any Obligor or the Mortgaged Property in which Lender is not a party (i.e. if Lender is requested to produce documentation, information or provide testimony), then regardless of the type or merits of such lawsuit, Borrower shall defend Lender and indemnify and hold Lender harmless from, and shall reimburse Lender for any and all claims, demands, damages, liabilities, judgments, losses, costs, expenses an attorney's fees incurred by Lender and arising out of or resulting from any such lawsuit or any appeal in connection therewith, including all internal costs for time incurred by Lender's officers and other personnel calculated at Lender's standard rates (which are available to Borrower upon Borrower's request). This provision shall survive the satisfaction of other termination or release of this Mortgage.

32. In order to induce Lender to make the Loan, Borrower represents and warrants that: (a) except as previously or concurrently disclosed in writing to Lender, there are no actions, suits or proceedings pending or threatened against or affecting any Obligor or any portion of the Mortgaged Property, or involving the validity or enforceability of this Mortgage or the priority of its lien, before any court of law or equity or any tribunal, administrative board or governmental authority, and no Obligor is in default under any other indebtedness or with respect to any order, writ, injunction, decree, judgment or demand of any court or governmental authority; (b) the execution and delivery of the Note, this Mortgage and all other Loan Documents do not and shall not (i) violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to any Obligor; nor (ii) result in a breach of, or constitute

a default under, any indenture, bond, mortgage, lease, instrument, credit agreement, undertaking, contract or other agreement to which any Obligor is a party or by which any of them or their respective properties may be bound or affected; (c) the Note, this Mortgage and all other Loan Documents constitute valid and binding obligations of the Obligor(s) executing same, enforceable against such Obligor(s) in accordance with their respective terms; (d) all financial statements of the Obligors previously delivered to Lender have been prepared in accordance with generally accepted accounting principles consistently applied and fairly represent the correct respective financial condition of the Obligors as of their respective dates, and the foregoing shall be true with respect to all financial statements of the Obligors delivered to Lender hereafter; (e) there is not fact that the Obligors have not disclosed to Lender in writing that could materially adversely affect their respective properties, businesses or financial conditions or the Mortgaged Property or any other collateral for the Loan; (f) the Obligors have duly obtained all permits, licenses, approvals an consents from, and made all filings with any governmental authority (and the same have not lapsed nor been rescinded or revoked) which are necessary in connection with the execution or delivery or enforcement of this Mortgage or any other Loan Document or the performance of any Obligor's obligations thereunder; (g) the proceeds of the Loan are not being used to purchase or carry any "margin stock" with the meaning of Regulation "U" of the Board of Governors of the Federal Reserve System, nor to extend credit to others for that purpose; and (h) each extension of credit secured by this Mortgage is exempt from the provisions of the Federal Consumers Credit Protection Act ("Truth-in-Lending Act") and Regulation "Z" of the Board of Governors of the Federal Reserve System, because Borrower is a person or entity fully excluded therefrom, and/or because said extension of credit is only for business or commercial purposes of Borrower and is not being used for personal, family, household or agricultural purposes. Borrower acknowledges and agrees that Lender is relying on the representations and warranties contained in this Mortgage and all other Loan Documents as a precondition to making the Loan, and that all such representations and warranties shall survive the closing of the Loan and any bankruptcy proceedings.

33. If Borrower is a corporation, partnership or other business entity, then Borrower hereby represents and warrants, in order to induce Lender to make the Loan, that: (a) Borrower is a duly organized, validly existing and in good standing under the laws of the jurisdiction of its creation and the State of Florida; (b) Borrower has all requisite power and authority (corporate or otherwise) to conduct its business, to own its properties, to execute and deliver the Note and this Mortgage and all other Loan Documents, and to perform its obligations under the same; (c) the execution, delivery and performance of the Note, this Mortgage and all other Loan Documents have been duly authorized by all necessary actions (corporate or otherwise) and do not require the consent or approval of Borrower's stockholders (if a corporation) or of any other person or entity whose consent has not been obtained; and (d) the execution, delivery and performance of the Note, this Mortgage and all other Loan Documents do not and shall not conflict with any provision of Borrower's bylaws or articles of incorporation (if a corporation), partnership agreement (if a partnership) or trust agreement, operating agreement or other document pursuant to which Borrower was created and exists.

34. In addition to the Loan, this Mortgage is given to secure any and all obligations and liabilities of Borrower and/or any other Obligor to Lender, including but not limited to any obligations and/or liabilities arising by virtue of any security agreement, promissory note or other agreement between Borrower and/or any other Obligor and Lender, and for all other obligations of said parties to Lender, whether contingent or absolute, direct or indirect, whether joint or several and regardless of however or whenever created. At the option of Lender at any time, any or all of such indebtedness may be deemed a future advance made under this Mortgage.

35. Acceptance by the Lender of any payment in an amount less than the amount then due on the Note or due hereunder shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default. At any time thereafter, until the entire amount then

due has been paid, the Lender shall be entitled to exercise all rights conferred upon it in this Mortgage upon the occurrence of an Event of Default.

36. As additional security for the repayment of the Note and the other obligations secured hereby and the performance of this Mortgage, Borrower hereby assigns, transfers and delivers to Lender all leases, written or oral, and all agreements now in existence or hereafter created, for use or occupancy for any portion of the Mortgaged Property encumbered hereby together with any and all extensions and renewals thereof, guarantees of the performance thereof, and together with the immediate and continuing right to collect all of the rents, income, receipts, revenues, issues and profits now due or which may become due under said leases; provided, however, that so long as an Event of Default has not occurred, Borrower shall have a license to collect and receive all of the rents assigned hereunder.

37. This Mortgage is a "Security Agreement" as defined in Article 9 of the Uniform Commercial Code ("UCC") and creates a "security interest" in favor of Lender as a "secured party" with respect to all property included in the Mortgaged Property which is covered by a fixture financing statement under the UCC. Upon the occurrence of an Event of Default, Lender shall have all of the remedies as a "secured party" under Article 9 of the UCC, and the remedies prescribed (i) in this Mortgage and the other Loan Documents, or (ii) by general law; all at Lender's sole election. In addition, everything used in connection with the production of income from the Mortgaged Property and/or which is described in or reflected in this Mortgage is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as part of the real estate encumbered hereby to the fullest extent permitted by law, regardless of whether (i) any such item is physically attached to the improvements; Borrower agrees to execute and deliver to Lender, promptly on demand, such financing statements or further documents as Lender deems necessary for the perfection or renewal of a security interest under the UCC.

Specifically, the mention in any financing statement filed in the records hereafter of (a) the rights in or the proceeds of any insurance policy, or (b) any award in eminent domain proceedings for a taking or for loss of value, (c) Borrower's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of all or any portion of the Mortgaged Property or improvements therein, whether pursuant to lease or otherwise, or (d) any other item included in the definition of the Mortgaged Property, shall never be construed to alter any of the rights of Lender as determined by this instrument or to impugn the priority of the Lender's lien and security with respect to the Mortgaged Property; such mention in a financing statement is declared to be for the protection of Lender in the event of any court shall at any time hold that notice of Lender's priority of interest with respect to any such portion of the Mortgaged Property must be filed in the UCC records in order to be effective against or to take priority over any particular class of persons, including but not limited to the federal government and any subdivision or instrumentality of the federal government, must be filed in the UCC records. A satisfaction or partial release of this Mortgage when recorded shall constitute the satisfaction and release of any such Security Agreement, but only to the extent of such satisfaction or partial release stated therein.

38. Notices. All notices required in connection with this Mortgage, or whenever Borrower or Lender are otherwise obligated to give such notice, shall be in writing and shall be given which may be given by hand-delivery, personal delivery, by prepaid registered or certified mail (return receipt requested) or delivered by a nationally recognized overnight express mail service to the recipient's address listed on the first page of this Mortgage. If notice is given by prepaid registered or certified mail, notice shall be deemed effectively made when the receipt is signed or when the attempted initial delivery is refused or cannot be made because of a change of address of which the sending party has not been notified.

39. In case any one or more of the covenants, agreements, terms, conditions or provisions contained in this Mortgage or in the Note shall be invalid, illegal or unenforceable in any respect, the validity

of the remaining covenants, agreements, terms, conditions or provisions contained herein, the Note or any other Loan Document shall be in no way affected, prejudiced or disturbed thereby.

40. Neither this Mortgage nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

LENDER AND BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS FLORIDA MORTGAGE AND SECURITY AGREEMENT, THE LOAN DOCUMENTS, OR ANY OF THEM, OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS FLORIDA MORTGAGE AND SECURITY AGREEMENT, THE LOAN AGREEMENT, AND ANY AGREEMENT MADE OR TO BE MADE IN CONNECTION HEREWITH.

[SIGNATURES ON FOLLOWING PAGE]

WITNESS the due execution hereof as of the date first written above.

Signed, sealed and delivered in the presence of these witnesses:

Witness: [signature]
Print: Nina Bennett Collett

Witness: [signature]
Print: Edward W. Becht

FLORIDA GAMING CENTERS, INC.,
a Florida corporation

By: [signature]
Name: William B. Collett Jr
Its: C.O.O. / Pres.

STATE OF Florida
COUNTY OF St Lucie

The foregoing instrument was acknowledged before me this 31 day of December, 2008, by William B. Collett Jr., as President of FLORIDA GAMING CENTERS, INC., a Florida corporation, on behalf of the company, who is [ ] personally known to me or who [ ] has produced his ______________ as identification.

(Notary Seal) NOTARY PUBLIC-STATE OF FLORIDA
Edward W. Becht
Commission # DD544125
Expires: MAY 01, 2010
Bonded Thru Atlantic Bonding Co., Inc.

[signature]
Notary Public, State of Florida

FTL_DB: 117621/130167:1162412_1
DRAFT 12/31/08 12:07 PM

EXHIBIT A

The South ½ of the SW 1/4 of the NW 1/4 of Section 13, Township 35 South, Range 39 East, St. Lucie County, Florida; EXCEPTING therefrom the right of way for Kings Highway and ALSO EXCEPTING therefrom the following described property, to- wit: From the SW corner of said South ½ of the SW ¼ of the NW 1/4 running East 25 feet to the East right of way of Kings Highway for the Point of Beginning; thence continue East 333.4 feet; thence North 243.0 feet; thence West 333.4 feet to the East right of way of Kings Highway; thence South along the said East right of way 243 feet of the Point of Beginning, as delineated on a survey dated March 24, 1972, prepared by A.G. Weatherington and Associates, Inc., Florida Certificate No. 1859.

Together with:

The North ½ of the NW 1/4 of the SW ¼, Less the South 150 feet of the North 300 feet of the East 247 feet, more or less, of the West 272 feet, more or less, and LESS the West 134 feet of the East 218 feet of the South 165 feet of the North 337 feet and LESS the East 264 feet of the West 536.4 feet of the North 334.41 feet; ALSO LESS AND EXCEPTING the right of way for Kings Highway (State Road 607), all lying and being in Section 13, Township 35 South, Range 39 East, St. Lucie County, Florida, as delineated on a survey dated March 24, 1972, prepared by A.G. Weatherington and Associates, Inc., Florida Certificate No. 1859.

Together with:

The West 134 feet of the East 218 feet of the South 165 feet of the North 337 feet of the North ½ of the NW ¼ of the SW 1/4 of Section 13, Township 35 South, Range 39 East, St. Lucie County, Florida.

Amended and Restated Pledge Agreement

THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this "Agreement"), dated December __, 2008, is among ISLE OF CAPRI CASINOS, INC., a Delaware corporation (the "Lender"), FLORIDA GAMING CORPORATION, a Delaware corporation (the "Pledgor"), and, solely with respect to the guaranty of the Lenders obligations under this Agreement and the Note (defined below), FLORIDA GAMING CENTERS, INC., a Florida corporation and wholly-owned subsidiary of the Pledgor.

WITNESSETH:

WHEREAS, pursuant to a Secured Promissory Note dated as of October 29, 2004 (as amended, supplemented or otherwise modified from time to time, including as amended and restated on the date hereof, the "Note"), by the Pledgor in favor of the Lender, the Lender has made a loan to the Pledgor;

WHEREAS, the obligations of the Pledgor are to be secured pursuant to this Agreement;

WHEREAS, the Pledgor has obtained a release of the Collateral (defined below) from Freedom Financial Corporation, an Indiana corporation ("Freedom Financial");

WHEREAS, it is a condition precedent to the making of the loan described above that the Pledgor execute and deliver this Agreement; and

WHEREAS, the parties have, on the date hereof, entered into an Amended and Restated Secured Promissory Note, and in connection therewith desire to enter into this Amended and Restated Pledge Agreement.

NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Pledgor under or in connection with the Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. When used herein, (a) the capitalized terms used but not defined herein have the meanings assigned to such terms in the Note and (b)the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

"Collateral" has the meaning set forth in Section 2 hereof.

"Event of Default" has the meaning set forth in the Note (for the avoidance of doubt, as amended and restated on the date hereof).

"Liabilities" means all obligations (monetary or otherwise) of the Pledgor under the Note.

2. Pledge. As security for the payment and performance of the Liabilities, the Pledgor hereby pledges to the Lender, and grants to the Lender a continuing security interest in (a) 1,000 shares of capital stock (the "Subsidiary Stock"), of Florida Gaming Centers, Inc., a Delaware corporation and a wholly owned subsidiary of the Pledgor (the "Subsidiary"), which constitute all of the issued and outstanding shares of Subsidiary Stock notwithstanding anything to the contrary in that Security Agreement, dated November 24, 1998, by and between Freedom Financial and the Pledgor, (b) all other property hereafter delivered to the Lender in substitution for or in addition to any of the foregoing, including, without limitation, all certificates and instruments representing or evidencing such other property, and all cash, securities, interest, distributions, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof, (c) all right, title and interest in all permits, licenses, rights, revenues, profits, royalties and benefits of Pledgor in connection with the gaming license received and held by Pledgor under Chapters 550 and/or 849, Florida Statutes, from the Florida Department of Business and Professional Regulation, Division of Pari-mutuel Regulation, for the pari-mutuel wagering, i.e. Jai alai and poker operations, (which includes, without limitation that certain State of Florida Division of Pari-mutuel Wagering Permit recorded in O.R. Book 204, Page 2155, Public Records of St. Lucie County, Florida) (the "Gaming License") and any renewals thereof, and (d) all products and proceeds of all of the foregoing. All of the foregoing are herein collectively called the "Collateral". The pledge contained in this Agreement is in addition to, and independent of, the mortgage being granted by Pledgor on the date hereof.

The Pledgor agrees to deliver to the Lender, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock powers or other similar endorsement executed in blank), any Collateral which may at any time or from time to time be in or come into the possession or control of the Pledgor; and prior to the delivery thereof to the Lender, such Collateral shall be held by the Pledgor separate and apart from its other property and in express trust for the Lender.

3. Warranties; Covenants and Further Assurances. The Pledgor warrants to the Lender that: (a) the Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the lawful, legal, beneficial and equitable owner of all of the Collateral free and clear of all Liens of every description whatsoever other than the security interest created hereunder, with full right, power, authority and capacity to pledge the Collateral to the Lender hereunder; (b) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid, perfected, first priority security interest in the Collateral in favor of the Lender, free of any adverse claims; (c) all of the shares of Subsidiary Stock have been duly authorized and are validly issued, fully paid and non-assessable; and (d) all documentary, stamp or other taxes or fees owing in connection with the transfer and/or pledge of the shares of Subsidiary Stock have been paid in full and will hereafter be paid by the Pledgor as such become due and payable.

So long as any of the Liabilities shall be outstanding, the Pledgor (i) shall not, without the express prior written consent of the Lender, sell, assign, exchange, pledge or grant a security interest in or otherwise transfer, encumber, or grant any option, warrant or other right to purchase any shares of Subsidiary Stock or any of the Subsidiaries Assets, or otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-

filing and re-recording the same in all public offices deemed necessary or appropriate by the Lender) and do such other acts and things, all as the Lender may from time to time reasonably request, to establish and maintain a valid, perfected, first priority security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever), to secure the performance and payment of the Liabilities; and (iii) will execute and deliver to the Lender such stock powers and similar documents relating to the Collateral, satisfactory in form and substance to the Lender, as the Lender may reasonably request.

Pledgor additionally represents and warrants to the Lender that this Agreement has been, and all of the documents to be delivered by Pledgor hereunder and under the Note will be, authorized and properly executed and constitutes, or will constitute, the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability. The Pledgor has delivered to the Lender certified resolutions evidencing the authority granted by board of directors of the Pledgor for the transactions contemplated hereby and by the Note.

4. Holding in Name of Lender. The Lender may from time to time after the occurrence and during the continuance of an Event of Default, without notice to the Pledgor, but subject to any law applicable to the ownership of the Common Stock, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Lender or any nominee or sub-agent for the Lender, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Lender of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Pledgor to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto and (f) take control of any proceeds of the Collateral.

5. Voting Rights. Dividends, etc. (a) Notwithstanding certain provisions of Section 2 or Section 4 hereof, so long as the Lender has not properly given the notice referred to in paragraph (b) below:

A. The Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Pledgor of stock purchase or subscription rights may be made only from funds of the Pledgor not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; provided, however, that the Pledgor agrees that it will not exercise any such right or power in any manner which would materially adversely impair the value of the Collateral or any part thereof or violate any provision of the Note.

B. The Pledgor shall be entitled to receive and retain any and all lawful distributions or dividends payable in respect of the Collateral which are paid in cash by the Subsidiary, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of Subsidiary Stock, whether resulting from a subdivision,

combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Subsidiary may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Pledgor, shall be forthwith delivered to the Lender in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank or other similar endorsement) to be held for the purposes of this Agreement.

C. The Lender shall execute and deliver, or cause to be executed and delivered, to the Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the distributions or dividends which it is authorized to retain pursuant to clause (B) above.

(b) Upon notice from the Lender after the occurrence and during the continuance of an Event of Default, and so long as the same shall be continuing, all rights and powers which the Pledgor is entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the Pledgor to receive and retain distributions or dividends pursuant to Section 5(a)(B) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Lender which shall have, during the continuance of such Event of Default, the sole and exclusive authority to exercise such rights and powers and to receive such distributions or dividends. Any and all money and other property paid over to or received by the Lender pursuant to this paragraph (b) shall be retained by the Lender as additional Collateral hereunder and applied in accordance with the provisions hereof, except that, to the extent such amounts are cash or cash equivalents, they shall be promptly applied to any amounts owing under the Note.

6. Event of Default; Remedies. Whenever an Event of Default shall exist, the Lender may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in Delaware or otherwise available to it, as well as any other rights and remedies provided for herein. Without limiting the foregoing, whenever an Event of Default shall have occurred and be continuing the Lender (a) may, to the fullest extent permitted by applicable law (including any law applicable to the ownership of the Common Stock), without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Pledgor therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. The Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Lender of any of its rights and remedies during the continuance of an Event of Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Collateral may be applied by the Lender to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Lender toward the payment of such of the Liabilities, and in such order of application, as the

Lender may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Pledgor or as a court of competent jurisdiction shall direct).

The Lender is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Lender shall not be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

7. General. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgor shall request in writing, but failure of the Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Lender to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral. The Lender shall not have any duty to take any steps to preserve rights in the Collateral against prior parties and shall have no duty with respect to redemptions, conversions, exercises or tenders of the Collateral.

Any notice or other communication provided for or required by this Agreement shall be in writing and shall be delivered by hand, by air courier service, by certified or registered mail, return receipt requested, postage prepaid, or by facsimile transmission followed by delivery of the hard copy of such communication by air courier service or mail as aforesaid, addressed to the person to whom such notice is intended to be given at the address set forth on the signature page hereto or at such other address as may have been previously furnished in writing to the other person.

The Pledgor agrees to pay all expenses (including, without limitation, reasonable attorney's fees and legal expenses) paid or incurred by the Lender in successfully enforcing this Agreement against the Pledgor.

No delay on the part of the Lender in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Lender, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware, except to the extent that the validity or perfection of the security interest hereunder, or any remedy hereunder, in respect of any particular Collateral is governed by the laws of a jurisdiction other than the State of Delaware.

This Agreement shall remain in full force and effect until the Liabilities have been paid in full. If at any time all or any part of any payment theretofore applied by the Lender to the Liabilities is or must be rescinded or returned by the Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Pledgor), such liability shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Lender, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such liability, all as though such application by the Lender had not been made.

All obligations of the Pledgor and all rights, powers and remedies of the Lender expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement or the Note.

Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

This Agreement shall be binding upon the Pledgor and the Lender and their respective heirs, representatives, successors and assigns, and shall inure to the benefit of the Pledgor and the Lender and the successors and assigns of the Lender. Except as required by applicable law, the Pledgor shall not assign its rights or duties hereunder without the prior written consent of Lender.

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

At the option of the Lender, this Agreement, or a carbon, photographic or other reproduction of this Agreement or of any Uniform Commercial Code financing statement covering the Collateral or any portion thereof, shall be sufficient as a Uniform Commercial Code financing statement and may be filed as such.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF

DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PAYEE OR THE PAYOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF FLORIDA LOCATED IN PALM BEACH COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE PAYEE'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PAYOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA LOCATED IN PALM BEACH COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA FOR THE PURPOSE OF SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE PAYOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF FLORIDA. THE PAYOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

THE PAYOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT RELATED HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PAYOR OR THE PAYEE.

IN WITNESS WHEREOF, this Amended and Restated Pledge Agreement has been duly executed and delivered as of the day and year first written above.

PLEDGOR:

FLORIDA GAMING CORPORATION

By: [signature] Chm. & CEO.
Name: W. Bennett Collett
Title: Chairman and Chief Executive Officer

Address:

2669 Charlestown Road, Suite D
New Albany, Indiana 47150
Attn: W. Bennett Collett
Phone: (502) 942-7211
Fax: (812) 945-7717

LENDER:

ISLE OF CAPRI CASINOS, INC.

By:________________________
Name:
Title:

Address:

Isle of Capri Casinos, Inc.
600 Emerson Road, Suite 300
St. Louis, MO 63141
Attn: Ed Quatmann
Phone: (314) 813-9313
Fax: (___) ___-____

From and after the date hereof, the undersigned FLORIDA GAMING CENTERS, INC., a Florida corporation and wholly-owned subsidiary of the Pledgor, hereby irrevocably and unconditionally guarantees the payment and performance by Pledgor of its liabilities and obligations under this Agreement and under the Note (the "Guaranteed Obligations"). This is an absolute and unconditional guaranty of payment and performance and not of collection.

FLORIDA GAMING CENTERS, INC.

By: [signature], Chm. & CEO

Name: W. Bennett Collett

Title: Chairman and Chief Executive Officer

Address:

2669 Charlestown Road, Suite D
New Albany, Indiana 47150
Attn: W. Bennett Collett
Phone: (502) 942-7211
Fax: (812) 945-7717

<u>AMENDED AND RESTATED SECURED PROMISSORY NOTE</u>

December 31, 2008 $3,000,000

For value received, the undersigned, FLORIDA GAMING CORPORATION, a Delaware corporation (the "<u>Borrower</u>"), promises to pay to ISLE OF CAPRI CASINOS, INC., a Delaware corporation (the "<u>Lender</u>"), Three Million Dollars ($3,000,000) upon the terms and conditions set forth herein. This Note replaces and supersedes the Secured Promissory Note made by Borrower in favor of Lender dated October 29, 2004.

Interest shall accrue upon the unpaid principal amount hereof at the rate of ten percent (10%) per annum. On April 1, 2009, and on the first day of each fiscal quarter thereafter for so long as all amounts owing under this Note have not been paid in full, the Borrower shall make a quarterly payment of interest only, in arrears, on the unpaid principal balance of this Note. Notwithstanding the foregoing, during the continuance of any Event of Default (defined below) interest shall accrue on the unpaid principal amount hereof and any due but unpaid principal amount at the rate of eighteen percent (18%) per annum and be payable upon demand.

The principal amount hereof and interest thereon shall be payable on the earliest of (i) the sale or transfer of all or any material portion of the assets of, or all or any substantial equity interest in, Florida Gaming Centers, Inc., a Florida corporation and a wholly owned subsidiary of the Borrower (whether by way of merger, reorganization, purchase of capital stock or other securities, purchase of assets or otherwise), (ii) the sale or transfer of all or any material portion of any real property securing the repayment of this Note, (iii) the effective date of any Change of Control of Borrower and (iv) December 31, 2009. As used herein, the term "Change of Control" shall mean either of the following: (i) any "person" or "group" (as such terms are used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"))(other than W.B. Collett or any entity owned and controlled by him) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 35% or more of the combined voting power of the Borrower's outstanding voting stock, or (ii) the Borrower consolidates with or merges with or into any other person or entity or conveys, transfers or leases all or substantially all of its assets to any person or entity.

This Amended and Restated Secured Promissory Note is secured pursuant to an Amended and Restated Pledge Agreement as of even date herewith, by and between the Lender and the Borrower (as the same may be amended, supplemented or otherwise modified from time to time in accordance with their terms, the "<u>Pledge Agreement</u>"), including the real property mortgage and security interest described therein.

This Note may be prepaid at any time, without premium or penalty. All payments received by the Lender shall be applied first to any attorneys' fees, costs or other charges then due pursuant to the terms of this Note, next to accrued and unpaid interest and the balance, if any, to principal. Payments of principal and interest are to be made in the lawful currency of the United States of America at the office of the Lender, 600 Emerson Road, Suite 300, St. Louis, Missouri 63141, Attention: Chief Financial Officer.

If any of the following events shall occur (each, an "Event of Default"):

(a) failure by Borrower to pay any principal or interest on this Note when the same shall become due and payable;

(b) any representation or warranty by Borrower in the Pledge Agreement is incorrect in any material respect as of the date made;

(c) Borrower fails to perform any term, covenant or agreement in the Pledge Agreement;

(d) a final judgment or order for the payment of money in excess of $250,000 shall be rendered against Borrower and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

(e) Borrower becomes insolvent or generally fails to pay, or admits in writing its inability to pay its debts as they become due; Borrower applies for a trustee, receiver or other custodian for it or a substantial part of its property; a trustee, receiver or other custodian is appointed for Borrower; any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, is commenced in respect of Borrower;

then, in the case of any Event of Default under clause (d) above, all indebtedness evidenced hereby, all interest thereon and all other amounts payable hereunder (or any other document or instrument delivered in connection herewith) shall automatically be and become immediately due and payable, and in the case of any other Event of Default, the Lender may, by notice to the Borrower at the address set forth on the signature page hereto or at such other address as may have been previously furnished in writing to the Lender, declare all indebtedness evidenced hereby, all interest thereon and all other amounts payable hereunder (or any other document or instrument delivered in connection herewith) to be forthwith due and payable, whereupon all indebtedness evidenced hereby, all such interest and all such amounts will become and be forthwith due and payable, all without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

In addition to, and not in limitation of, the foregoing, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all losses, costs, expenses, and charges including reasonable attorneys' fees and expenses, incurred by the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise. The Lender may assign all or any portion of this Note. If the Lender does assign all or any portion of this Note, the Borrower agrees to reissue simultaneously, upon surrender of this Note at the principal offices of the Borrower for new Note(s), new Note(s) of like tenor representing in the aggregate all amounts owing hereunder and each of such new Note(s) shall represent such portion of such amounts as may be designated by the Lender at the time of such surrender.

No delay on the part of the Lender in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No waiver

of with respect to any provision of this Note shall be effective unless the same shall be in writing and signed and delivered by the Lender, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

If any day upon which any principal or interest due and owing hereunder falls on a day other than a business day (a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to close (a "Business Day")), then any payments due hereunder on such day shall be made the next succeeding Business Day and interest shall accrue and be payable for such additional period.

Both parties hereto severally waive presentment for payment, demand, protest and notice of dishonor and nonpayment.

It is the express intention of the Borrower and the Lender to conform strictly to any applicable usury laws. In the event that any provision hereof results in an effective rate of interest exceeding the maximum rate of interest allowed under any applicable usury law, all sums in excess of the interest lawfully collectible under applicable usury laws for the period in question shall be applied by the Lender to the unpaid principal balance of this Note, without premium or penalty. If such excess interest exceeds the principal amount of this Note, the amount of such excessive interest shall be refunded to the Borrower.

This Note may not be changed or modified except in a writing signed by the Lender and shall be governed by the internal laws of the State of Delaware.

ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF FLORIDA LOCATED IN PALM BEACH COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA LOCATED IN PALM BEACH COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA FOR THE PURPOSE OF SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF FLORIDA. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH HE MAY HAVE OR HEREAFTER MAY HAVE TO

THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS HE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT RELATED HERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER OR THE LENDER.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Secured Promissory Note as of the date first above written.

FLORIDA GAMING CORPORATION

By: [signature], CEO

Name: W. Bennett Collett

Title: Chairman & CEO

Address:
3500 N.W. 37th Avenue
Miami, Florida 33142

5230164 94137007

HAZARDOUS MATERIALS INDEMNITY AGREEMENT

THIS HAZARDOUS MATERIALS INDEMNITY AGREEMENT (the "**Agreement**") is made as of December 31, 2008, by **FLORIDA GAMING CENTERS, INC.**, a Florida corporation ("**Borrower**"), Florida Gaming Corporation, a Delaware Corporation ("FGC") and W.B. Collett, Sr. (Borrower and are collectively, the "**Indemnitor**"), for the benefit of **ISLE OF CAPRI CASINOS, INC.** ("**Lender**").

RECITALS

1. Contemporaneously with the execution of this Agreement, **Borrower** has executed and delivered to Lender that certain Amended and Restated Secured Promissory Note of even date herewith executed by Borrower in favor of Lender in the amount of $3,000,000.00 (the "**Note**") in evidence of the loan (the "**Loan**") made by Lender to Borrower.

2. The Loan is secured in part by that certain Mortgage and Security Agreement dated the date hereof given by the Borrower to the Lender (collectively referred to as the "**Mortgage**"). The Mortgage secures Borrower's interest in and to the "Mortgaged Property" described in the Mortgage (the "**Mortgaged Property**").

3. Lender has required, as a condition of funding the Loan, that Indemnitor indemnify and hold Lender harmless against and from certain obligations for which Lender may incur liability, by reason of the threat or presence of any hazardous substance at or near the Mortgaged Property.

4. Indemnitor is the Borrower and/or the owner of a direct or indirect interest in Borrower, and Indemnitor will directly benefit from Lender's making the Loan to Borrower.

NOW, THEREFORE, in consideration of the premises, Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor, intending to be legally bound, hereby agrees as follows:

1. **Recitals.** The foregoing recitals are incorporated into this Agreement by this reference.

2. **Certain Definitions**. As used herein, the following terms have the meanings indicated:

2.1 "**Environmental Laws**" means any federal, state or local law (whether imposed by statute, ordinance, rule, regulation, administrative or judicial order, or common law), now or hereafter enacted, governing health, safety, industrial hygiene, the environment or natural resources, or Hazardous Materials (as hereafter defined), including, without limitation, such laws governing or regulating (a) the use, generation, storage, removal, recovery, treatment, handling, transport, disposal, control, release discharge of, or exposure to, Hazardous Materials, (b) the transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of such property, or (c) requiring notification or disclosure of releases of Hazardous Materials or other environmental conditions whether or not in connection with a transfer of title to or interest in property.

2.2 "**Hazardous Materials**" means (a) any toxic or hazardous substances or materials, petroleum or chemical products, whether in liquid, solid, or gaseous form, or any fraction or byproduct thereof and whether or not naturally occurring, (b) asbestos or asbestos-containing materials,

(c) polychlorinated biphenyls (PCBs), (d) radon gas, (e) underground storage tanks, (f) any explosive or radioactive substances, (g) lead or lead-based paint, or (h) any other substance, material, waste or mixture which is or shall be listed, defined, or otherwise determined by any governmental authority to be hazardous, toxic, dangerous or otherwise regulated, controlled or giving rise to liability under any Environmental Laws. Hazardous Materials shall also include any activity undertaken or hereafter undertaken on the Mortgaged Property which would cause: (i) the Mortgaged Property to become a hazardous waste treatment, storage, or disposal facility within the meaning of, or otherwise bring the Mortgaged Property within the ambit of the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. 6901 et seq., or any similar state law or local ordinance; (ii) release or threatened release of hazardous waste from the Mortgaged Property within the meaning, or otherwise bring the Mortgaged Property within the ambit of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), 42 U.S.C. 9601-9657, the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), or any similar state law or local ordinance or any other environmental law; (iii) the discharge of pollutants or effluent into any water source or system, or the discharge into the air of any emissions, which would require a permit under the Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq., or the Clean Air Act, 42 U.S.C 7401 et seq., the Toxic Substances Control Act, or any similar state law or local ordinance; or (iv) any substances or conditions, in, on, or under the Mortgaged Property which may support a claim or cause of action under RCRA, CERCLA, SARA, or any other federal, state, or local environmental statutes, regulations, ordinances, orders, decrees, or other environmental regulatory requirements relating to health, safety, or the environment, including the presence of any underground storage tanks or underground deposits located on the Mortgaged Property. Indemnitor assumes all obligations of compliance with all environmental requirements related to health, safety, or the environment imposed by federal, state, and local authorities that affect the Mortgaged Property or any business or other activity conducted thereon or therewith.

2.3 "**<u>Site Assessment</u>**" means an environmental engineering report for the Mortgaged Property prepared by an engineer engaged by Borrower and approved by Lender, and in a manner satisfactory to Lender, based upon an investigation relating to and making appropriate inquiries concerning the existence of Hazardous Materials on or about the Mortgaged Property, and the past or present discharge, disposal, release or escape of any such substances, all consistent with ASTM Standard E1527-93 (or any successor thereto published by ASTM) and good customary and commercial practice.

Other capitalized terms used in this Agreement and not defined shall have the meanings assigned to such terms in the Loan Agreement.

3. **Indemnity.**

3.1 In accordance with the terms of the Loan Documents, all risk of loss associated with non-compliance with Environmental Laws, or with the presence of any Hazardous Material at, upon, within, contiguous to or otherwise affecting the Mortgaged Property lies solely with Borrower and the Borrower has agreed to bear all risks and costs associated with any loss (including any loss in value attributable to Hazardous Materials), damage or liability therefrom, including all costs of removal of Hazardous Materials or other remediation required by Lender or by law. Indemnitor shall at all times indemnify, defend and hold Lender and its shareholders, directors, officers, employees and agents harmless from and against any and all loss, liabilities, damages, claims, costs and expenses (including reasonable costs of defense and consultant fees, investigation and laboratory fees, engineer's fees, contractor fees, court costs, attorney's fees, and other litigation expenses) of any nature whatsoever proffered or incurred by Lender (hereinafter collectively referred to as "Liabilities"), whether as mortgagee under the Mortgage, as a mortgagee in possession, or as successor-in-

interest to Borrower by foreclosure deed or deed in lieu of foreclosure, and whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including those Liabilities arising from the joint, concurrent or comparative negligence of Lender and including any Liabilities arising out of or associated, in any way, with:

(a) the non-compliance of the Borrower or the Mortgaged Property with Environmental Laws;

(b) any discharge or release of Hazardous Materials, the threat of discharge or release of any Hazardous Materials or the storage or presence of any Hazardous Materials affecting the Mortgaged Property or any contiguous real estate;

(c) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to Hazardous Materials;

(d) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials;

(e) a breach of any representation, warranty or covenant contained in any of the Loan Documents relating to Hazardous Materials or Environmental Laws.

(f) the imposition of any environmental lien encumbering the Mortgaged Property; provided, however, Indemnitor shall not be liable under such indemnification to the extent such Liabilities result solely from Lender's gross negligence or willful misconduct.

(g) any loss, liability, cost, expense, or damage (including without limitation, attorney's fees) suffered or incurred as a result of or arising out of or in connection with any failure of the Mortgaged Property to comply with all applicable protection laws, ordinances, rules, and regulations relating to health, safety, or the environment, and any litigation, proceeding, or governmental investigation relating to such compliance or non-compliance.

(h) any loss, liability, cost, expense, or damage directly or indirectly arising from any claim, action, demand, cause of action, or damage relating to or in connection with any personal injury concerning or relating to the presence of asbestos or other Hazardous Materials on the Mortgaged Property.

(i) any loss or damage resulting from a loss of priority of any of the Loan Documents due to the imposition of a lien against the Mortgaged Property.

Indemnitor's obligations under this Agreement shall arise upon the discovery of the presence of any Hazardous Material, whether or not the Environmental Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Materials and whether or not the existence of any such Hazardous Material or potential liability on account thereof is disclosed in the Site Assessment, and shall continue notwithstanding the repayment of the Loan or any transfer or sale of any right, title and interest in the Mortgaged Property (by foreclosure, deed in lieu of

foreclosure or otherwise).

3.2 Indemnitor hereby acknowledges and agrees that the provisions of this Agreement shall supersede any provisions in the Loan Documents which in any way limit the personal liability of Indemnitor, and that Indemnitor shall be personally liable for any and all obligations arising under this Agreement even if the amount of liability incurred exceeds the amount of the Loan. All of the representations, warranties, covenants and indemnities of this Agreement shall survive the repayment of the Note and/or the release of the lien of the Mortgage from the Mortgaged Property, and shall survive the transfer of any or all right, title and interest in and to the Mortgaged Property by Borrower to any party. Indemnitor hereby acknowledges and agrees that, notwithstanding anything contained in any of the Loan Documents to the contrary, this Agreement and the obligations of Indemnitor under this Agreement shall not be secured by the Mortgage or any other Loan Documents or any other mortgage, deed of trust or other security document securing any obligations of Borrower in connection with the Loan.

3.3 Notwithstanding any provision in this Agreement or elsewhere in the Loan Documents, or any rights or remedies granted by the Loan Documents, Lender does not waive and expressly reserves all rights and benefits now or hereafter accruing to Lender under the "security interest" or "secured creditor" exception under applicable Environmental Laws, as the same may be amended. No action taken by Lender pursuant to the Loan Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the "security interest exception."

3.4 A separate right of action hereunder shall arise each time Lender acquires knowledge of any violation of any of the terms hereof. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

3.5 Notwithstanding the foregoing, provided that Indemnitor delivers to Lender a current site Assessment evidencing the presence of no Hazardous Materials on the Mortgaged Property and no violations of any Environmental Laws with respect to the Mortgaged Property not earlier than ninety (90) days and not later than thirty (30) days prior to (a) the Maturity Date or such other date as the Loan may be paid in full, Borrower shall be released from any Liabilities created or arising solely from events or conditions first existing after the Maturity Date or such other date as the Loan may be paid in full, provided such loss, liability, damage, claim, cost or expense does not directly or indirectly arise from or relate to any release of or exposure to any Hazardous Material (including personal injury or damage to property), noncompliance with any Environmental Laws, or remediation existing prior to the Maturity Date or such other date as the Loan may be paid in full, and (b) the effective date of a foreclosure or deed in lieu of foreclosure of the Mortgaged Property, Borrower shall not be liable for such Liabilities created or arising solely from events or conditions first existing after Lender=s succession to title of the Mortgaged Property by foreclosure or acceptance of a deed in lieu of foreclosure, provided that such loss, liability, damage, claim, cost or expense does not directly or indirectly arise from or relate to any release of or exposure to any Hazardous Material (including personal injury or damage to property), noncompliance with any Environmental Laws, or remediation existing prior to Lender's succession to title of the Mortgaged Property.

4. **Reliance.** Indemnitor recognizes and acknowledges that in making the Loan and accepting the Mortgage and the other Loan Documents, Lender is expressly and primarily relying on the trust and accuracy of the warranties and representations set forth in Loan Documents without any obligation to

investigate the Mortgaged Property and notwithstanding any investigations of the Mortgaged Property by Lender; that such reliance exists on the part of Lender prior hereto; that such warranties and representations are a material inducement to Lender in making the Loan and accepting the Mortgage and other Loan Documents; and that Lender would not be willing to make the Loan and accept the Mortgage in the absence of such warranties and representations.

Except as expressly stated herein, Indemnitor has no knowledge after due investigation of: (i) the presence of any unlawful Hazardous Materials on the Mortgaged Property; or (ii) any spills, releases, discharges, or disposal of Hazardous Materials that have occurred or are presently occurring on or onto the Mortgaged Property; or (iii) any spills or disposal of Hazardous Materials that have occurred or are presently occurring off the Mortgaged Property as a result of any construction or operation and use of the Mortgaged Property.

In connection with the construction on or the operation and use of the Mortgaged Property, Indemnitor represents as to itself, its contractors, subcontractors, and any other of its agents, that, as of the date of this Indemnity, except as set forth herein, it has no knowledge of any failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances, an administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport, and disposal of any Hazardous Materials.

5. **Unimpaired Liability.** The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Mortgage, the Loan Agreement or any other Loan Documents. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (a) the unenforceability of the Note, Mortgage, Pledge Agreement or any other Loan Document against Borrower and/or any Guarantor or Joinder Party; (b) any release or other action or inaction taken by Lender with respect to the collateral, the Loan, the Borrower, any Guarantor and/or Joinder Party, whether or not the same may impair or destroy any subrogation rights of the Indemnitor, or constitute a legal or equitable discharge of any surety or indemnitor; (c) the existence of any collateral or other security for the Loan, and any requirement that Lender pursue any of such collateral or other security, or pursue any remedies it may have against Borrower, any Guarantor and/or any Joinder Party; (d) any requirement that Lender provide notice to or obtain Indemnitor's consent to any modification, increase, extension or other amendment of the Loan; (e) any right of subrogation (until payment in full of the Loan and the expiration of any applicable preference period and statute of limitations for fraudulent conveyance claims); (f) any defense based on any statute of limitations; (g) any payment by Borrower to Lender if such payment is held to be a preference or fraudulent conveyance under bankruptcy laws or Lender is otherwise required to refund such payment to Borrower or any other party; (h) any voluntary or involuntary bankruptcy, receivership, insolvency, reorganization or similar proceeding affecting Borrower or any of its assets; (i) any extensions of time for performance required by the Note, the Mortgage, the Loan Agreement or any of the other Loan Documents; (j) any sale or transfer of all or part of the Mortgaged Property; (k) any exculpatory provision in the Note, the Mortgage, the Loan Agreement or any of the other Loan Documents limiting Lender's recourse to the Mortgaged Property or to any other security for the Note, or limiting Lender's rights to a deficiency judgment against any Indemnitor; (l) the accuracy or inaccuracy of the representations and warranties made by the Borrower under the Note, the Mortgage, the Pledge Agreement or any of the other Loan Documents or herein; (m) the release of the Borrower or any other person from performance or observance of any of the agreements, covenants, terms or condition contained in the Note, Mortgage, Pledge Agreement or any of the other Loan Documents by operation of law, Borrower's voluntary act, or otherwise; (n) the release or substitution in whole or in part of any security for the Note; or

(o) Lender's failure to record the Mortgage or file any UCC financing statements (or Indemnitee's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitors and with or without consideration.

6. **Enforcement.** Lender may enforce the obligations of the Indemnitor without first resorting to or exhausting any security or collateral or without first having recourse to the Note, the Mortgage, or any other Loan Document or any of the Mortgaged Property, through foreclosure proceedings or otherwise, provided, however, that nothing herein shall inhibit or prevent Lender from suing on the Note, foreclosing, or exercising any power of sale under, the Mortgage, or exercising any other rights and remedies it may have under the Loan Documents. It is not necessary for an Event of Default to have occurred for Lender to exercise its rights pursuant to this Agreement.

7. **Indemnitors' Representations and Warranties.** Indemnitor hereby represents and warrants that:

(a) if Indemnitor is a corporation, partnership or limited liability company, it has the full corporate/partnership/company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized; and all requisite corporate/partnership/company action has been taken by Indemnitor to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;

(b) if Indemnitor is an individual, he/she is acting in an individual capacity and has full power and authority to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;

(c) if Indemnitor is a corporation, a partnership or a limited liability company, its execution of, and compliance with, this Agreement is in the ordinary course of business of that Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership or trust agreement, articles of organization, operating agreement or other governing instrument of that Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under any agreement, indenture or loan or credit agreement or other instrument to which the Indemnitor or the Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Indemnitor or the Mortgaged Property is subject;

(d) if Indemnitor is an individual, his/her execution of, and compliance with, this Agreement will not result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under any agreement, indenture or loan or credit agreement or other instrument to which Indemnitor or the Mortgaged Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Indemnitor or the Mortgaged Property is subject;

(e) there is no action, suit, proceeding or investigation pending or threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitor, or in any material impairment of the right or ability of Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Indemnitor contemplated herein, or which would be likely to

impair materially the ability of Indemnitor to perform under the terms of this Agreement;

(f) it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(g) no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement;

(h) this Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof; and

(i) Indemnitor represents and warrants to Lender that it has duly investigated the present and past uses of the Mortgaged Property an has made due inquiry of the appropriate governmental agencies and offices having jurisdiction over the Mortgaged Property and laws regulating the environment, as to whether the Mortgaged Property or any property in the immediate vicinity of the Mortgaged Property is or has been the site of storage of or contaminations by any Hazardous Materials. Upon Lender's request, Indemnitor will provide Lender with a summary of its investigations and copies of all inquiries and responses.

8. **Interest.** In the event that Lender incurs any obligations, costs or expenses under this Agreement, Indemnitor shall pay Lender immediately on demand, and if such payment is not received within ten (10) days, interest on such amount shall, after the expiration of the ten (10) day period, accrue at the Default Rate as provided in the Note until such amount, plus interest, is paid in full.

9. **Joint and Several Liability.** In the event that this Agreement is executed by more than one party as Indemnitor, the liability of such parties is joint and several. In addition, Indemnitor's obligations hereunder are joint and several with any other person now or hereafter obligated under the Loan Documents and are independent of any obligations of Indemnitor under the Loan Documents. A separate action or actions may be brought and prosecuted against Indemnitor, whether or not action is brought against any other person or whether or not any other person is joined in such action or actions.

10. **Notices.** Any notice required or permitted to be given under this Agreement shall be in writing and shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by fax (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 10). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

If to Indemnitor: Florida Gaming Centers, Inc.
1750 S. Kings Hwy
Ft. Pierce, FL 33450

If to Lender: Isle of Capri Casinos, Inc.
2200 Corporate Blvd. NW
Boca Raton, FL 33431

Any communication so addressed and mailed shall be deemed to be given on the earliest of (1) when actually delivered, (2) on the first Business Day after deposit with an overnight air courier service, or (3) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Indemnitor, as the case may be, or (4) if given by fax transmission, when transmitted to the party's fax number specified above and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 10. Either party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

11. <u>Waivers</u>. No course of dealing on the part of Lender, its officers, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender hereunder, shall operate as a waiver thereof.

12. **<u>Severability.</u>** If any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision shall be held for naught as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

13. **<u>Inconsistencies Among the Loan Documents.</u>** Nothing contained herein is intended to modify in any way the obligations of Indemnitor under the Loan Agreement, the Note, the Mortgage or any other Loan Document. Any inconsistencies among the Loan Documents shall be construed, interpreted and resolved so as to benefit Lender, and Lender's election of which interpretation or construction is for Lender's benefit shall govern.

14. **<u>Successors and Assigns.</u>** This Agreement shall be binding upon Indemnitor's successors, assigns, heirs, personal representatives and estate and shall inure to the benefit of Lender and its successors and assigns.

15. **<u>Controlling Laws.</u>** This Agreement shall be governed by and construed according to the laws of the State where the Mortgaged Property is located.

16. **<u>Construction.</u>** Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the sections of this Agreement are for convenience only and do not define or limit any terms or provisions. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Agreement. Time is of the essence in the performance of this Agreement by Indemnitor.

17. **<u>WAIVER OF JURY TRIAL.</u> TO THE MAXIMUM EXTENT PERMITTED BY LAW, INDEMNITOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY**

WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS HEREUNDER OR IN ANY WAY RELATING TO THE LOAN OR THE MORTGAGED PROPERTY (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN.

18. **COUNTERPARTS.** This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

EXECUTED by the undersigned under seal with the intent that this instrument be an instrument under seal as of the day, month and year first above written.

Borrower:

Florida Gaming Centers, Inc., a Florida corporation

By: [signature]
Name: William B. Collett Jr
Its: C.O.O.

Indemnitor:

Florida Gaming Corporation, A Delaware Corporation.

By: [signature] Chm & CEO.
Name:

[signature] Chm & CEO.
W. Bennett Collett, Sr. Chairman & CEO

FTL_DB: 1162630_1
DRAFT 12/31/08 12:41 PM